     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL  , 2001

                                                      REGISTRATION NO. 33-
                                       INVESTMENT COMPANY ACT FILE NO. 811-07154
________________________________________________________________________________

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              -------------------

                                   FORM N-14

          [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          [ ] PRE-EFFECTIVE AMENDMENT NO. ______

          [ ] POST-EFFECTIVE AMENDMENT NO. ______

                         (CHECK APPROPRIATE BOX OR BOXES)

                              -------------------

                          COHEN & STEERS TOTAL RETURN
                               REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                                 (212) 832-3232
                        (AREA CODE AND TELEPHONE NUMBER)

                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              -------------------

                                ROBERT H. STEERS
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                   COPIES TO:

           LAWRENCE B. STOLLER, ESQ.                           SARAH E. COGAN, ESQ.
                 COHEN & STEERS                             SIMPSON THACHER & BARTLETT
            CAPITAL MANAGEMENT, INC.                           425 LEXINGTON AVENUE
                757 THIRD AVENUE                             NEW YORK, NY 10017-3954
               NEW YORK, NY 10017

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                              PROPOSED
                                              AMOUNT           MAXIMUM         PROPOSED MAXIMUM
            TITLE OF SECURITIES                BEING        OFFERING PRICE        AGGREGATE           AMOUNT OF
            BEING REGISTERED(1)              REGISTERED(1)     PER SHARE       OFFERING PRICE(1)   REGISTRATION FEE
Common Shares, $.001 par value.               $1,841,474        $12.49            $23,000,000            $5,750

(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017

                    COHEN & STEERS REALTY INCOME FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017

                                                               March  , 2001

To the Stockholders of
COHEN & STEERS TOTAL RETURN REALTY FUND, INC. and
COHEN & STEERS REALTY INCOME FUND, INC.:

    A joint annual meeting of Stockholders of Cohen & Steers Total Return Realty Fund, Inc. ('Total Return Realty Fund') and Stockholders of Cohen & Steers Realty Income Fund, Inc. ('Realty Income Fund') will be held at Hotel Inter-Continental New York, 111 East 48th Street, New York, NY 10017, on
May 15, 2001 at 9:30 a.m. (Eastern time). Formal notices of the joint annual meeting appear on the following pages, followed by materials regarding the meeting.

    At the joint annual meeting (the 'Meeting'), you will be asked to consider and vote upon a proposed combination (the 'Reorganization') of Realty Income Fund into Total Return Realty Fund (the 'Proposal') and other matters. The accompanying Combined Prospectus/Proxy Statement provides more detailed information about these matters. We are proposing the Reorganization to increase the operational and administrative efficiencies of each Fund. Management believes that Stockholders of both Funds will benefit if Realty Income Fund, the smaller of the two Funds, is merged into Total Return Realty Fund, which is a significantly larger fund. Both Funds have substantially similar investment objectives and policies. As a result of the Reorganization, Total Return Realty Fund would own all of the assets and liabilities of both Funds. Stockholders of Realty Income Fund would become Stockholders of Total Return Realty Fund and automatically receive shares of Total Return Realty Fund. Stockholders of Total Return Realty Fund would continue to own shares of that Fund. These Stockholders would not encounter any change in the ownership of their shares other than to experience the proposed benefits of the Reorganization, which we fully discuss in the enclosed Combined Prospectus/Proxy Statement.

    Cohen & Steers Capital Management, Inc. ('Cohen & Steers') serves as investment adviser for each Fund. Following the Reorganization, Cohen & Steers will continue to serve as investment adviser to Total Return Realty Fund and will manage all day-to-day operations, including making investment decisions.

    For detailed information regarding the Reorganization and a comparison of Total Return Realty Fund and Realty Income Fund, you should read the enclosed Combined Prospectus/Proxy Statement. The costs and expenses of the Reorganization, including the costs of soliciting proxies, will be shared equally by Cohen & Steers Total Return Realty Fund and Realty Income Fund. Please read the enclosed materials carefully.

    After careful review, the Board of Directors of each Fund has approved the Proposal. The Board of Directors of each Fund identified a number of benefits that the Proposal would bring to Stockholders, including the following:

     Total Return Realty Fund and Realty Income Fund are substantially similar. The Funds have similar investment objectives and policies and generally have similar investment portfolios.

     The Reorganization is projected to result in economies of scale. Total Return Realty Fund had a total expense ratio, as of December 31, 2000, of 1.16%, as compared to a total expense ratio for Realty Income Fund of 1.72% as of the same date. We expect that, after the Reorganization, Total Return Realty Fund will have a total expense ratio of 1.0%, which reflects the expected change in Total Return Realty Fund's administrative service provider and the cost savings that will accompany this change. All other things being equal, a lower total expense ratio will result in better returns for Stockholders.

     The Reorganization will address the issue of Realty Income Fund's size. The Reorganization will result in Realty Income Fund Stockholders becoming shareholders of a larger fund, and thus eliminate the primary disadvantage of Realty Income Fund's relatively small size -- a higher total expense ratio as compared to an equivalent, larger fund.

     The Reorganization is expected to be a tax-free transaction to Total Return Realty Fund, Realty Income Fund and Stockholders of both Funds.

     The Reorganization will provide Stockholders of Realty Income Fund the opportunity to continue to hold an investment in a closed-end investment company with a substantially similar investment profile.

         THE BOARDS OF DIRECTORS OF COHEN & STEERS TOTAL RETURN REALTY
        FUND, INC. AND COHEN & STEERS REALTY INCOME FUND, INC. RECOMMEND
                    THAT YOU VOTE 'FOR' THE REORGANIZATION.

    We have enclosed a proxy card or cards for your use in the Meeting. These cards represent shares of Total Return Realty Fund or Realty Income Fund you
held as of the record date, March   , 2001. IT IS IMPORTANT THAT YOU COMPLETE,
SIGN, AND RETURN YOUR PROXY CARDS IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on May 15, 2001. You may, of course, attend the Meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting. We have attached to this letter a list of commonly asked questions and answers. If you have any additional questions on voting of proxies and/or agenda at the Meeting, please call us at (800) 330-REIT.

Sincerely,

MARTIN COHEN                                   ROBERT STEERS
President                                      Chairman

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Realty Income Fund, Inc.

                            COMMONLY ASKED QUESTIONS

WHY IS MANAGEMENT RECOMMENDING THE REORGANIZATION?

    Management is proposing the Reorganization to increase the operational and administrative efficiencies of each Fund. Management believes that Stockholders of both Funds will benefit if Realty Income Fund, the smaller of the two Funds, is merged into Total Return Realty Fund, which is a significantly larger fund. Both Funds have substantially similar investment objectives and policies.

    As a result of the Reorganization, there would be a single fund, Total Return Realty Fund, which would own all of the assets and liabilities of each Fund. Stockholders of Realty Income Fund would become Stockholders of Total Return Realty Fund and automatically receive shares in Total Return Realty Fund. Realty Income Fund Stockholders will receive cash in lieu of any fractional shares of Total Return Realty Fund they would have received in the Reorganization. The amount of cash any Realty Income Fund Stockholder may receive is expected to be relatively insignificant.

    Stockholders of Total Return Realty Fund would continue to own shares of that Fund. These Stockholders would not experience any change in the ownership of their shares except to encounter the proposed benefits of the Reorganization, which we fully discuss in the enclosed Combined Prospectus/Proxy Statement.

    The Board of Directors of each Fund identified a number of benefits that the proposed Reorganization would bring to Stockholders, including the following:

     Total Return Realty Fund and Realty Income Fund are substantially similar. The Funds have similar investment objectives and policies, and generally have similar investment portfolios.

     The Reorganization is projected to result in economies of scale. Total Return Realty Fund had a total expense ratio, as of December 31, 2000, of 1.16%, as compared to a total expense ratio for Realty Income Fund of 1.72% as of the same date. We expect that, after the Reorganization, Total Return Realty Fund will have a total expense ratio of 1.0%, which reflects the expected change in Total Return Realty Fund's administrative service provider and the cost savings that will accompany this change. All other things being equal, a lower total expense ratio will result in better returns for Stockholders.

     The Reorganization will address the issue of Realty Income Fund's size. The Reorganization will result in Realty Income Fund Stockholders becoming shareholders of a larger fund, and thus eliminate the primary disadvantage of Realty Income Fund's relatively small size -- a higher total expense ratio as compared to an equivalent, larger fund.

     The Reorganization is expected to be a tax-free transaction to Total Return Realty Fund, Realty Income Fund and Stockholders of both Funds. Realty Income Stockholders may be subject to current income taxation on the cash they receive in lieu of fractional shares of Total Return Realty Fund, although this amount will be relatively insignificant.

     The Reorganization will provide Stockholders of Realty Income Fund the opportunity to continue to hold an investment in a closed-end investment company with a substantially similar investment profile.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    If the Reorganization is approved, the result would be a single fund, Total Return Realty Fund. Stockholders of Realty Income Fund would own shares of Total Return Realty Fund rather than Realty Income Fund. Total Return Realty Fund shares trade on the New York Stock Exchange under the ticker symbol 'RFI.'

HOW WOULD THE REORGANIZATION BE ACCOMPLISHED?

    Under the Reorganization, Realty Income Fund would transfer all of its assets (and liabilities) to Total Return Realty Fund in exchange for shares of Total Return Realty Fund. The shares of Total Return Realty Fund would then be distributed to the Stockholders of Realty Income Fund. Realty Income Fund Stockholders would receive shares of Total Return Realty Fund having the equivalent aggregate net asset value of their shares of Realty Income Fund. For example, a Realty Income Fund Stockholder owning shares of Realty Income Fund having an aggregate net asset value of $10,000 would receive, as of the closing of the Reorganization, shares of Total Return Realty Fund having an aggregate net asset value of $10,000. However, that Stockholder would own a different number of shares of Total Return Realty Fund than he owned of Realty Income Fund because of the different net asset values per share for each Fund.

    After the Reorganization becomes effective, we will deregister Realty Income Fund as an investment company and delist it from the American Stock Exchange.

HOW WILL THE ADOPTION OF THIS PROPOSAL AFFECT YOUR INVESTMENT IN REALTY INCOME FUND?

    If you are a Realty Income Fund Stockholder, approval and consummation of the Reorganization would not affect your economic interest. Again, you would merely own shares of Total Return Realty Fund having the same aggregate net asset value, although you will receive cash in lieu of any fractional shares of Total Return Realty Fund you would have received. Also, Total Return Realty Fund has substantially similar investment objectives, policies and restrictions as those of Realty Income Fund. The one significant change that Realty Income Fund Stockholders would see is the timing of dividends: Total Return Realty Fund pays monthly, rather than quarterly, dividends.

WILL THERE BE ANY CHANGE IN THE MANAGER OF REALTY INCOME FUND?

    No. Cohen & Steers Capital Management, Inc. will manage the day-to-day investment activities of Total Return Realty Fund, just as it does now for Realty Income Fund. The portfolio managers for both Funds are Martin Cohen, Robert H. Steers and Steven R. Brown. Each Fund receives the insights and analysis of the Cohen & Steers research and trading team.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    Management believes that the Reorganization will provide a benefit to all Stockholders. For the year ended December 31, 2000, Realty Income Fund's total expense ratio was 1.72% while the total expense ratio of Total Return Realty Fund was 1.16%. Management estimates that the total expense ratio of Total Return Realty Fund following the Reorganization will be 1.0%, which reflects the expected change in Total Return Realty Fund's administrative service provider and the cost savings that will accompany this change. All other things being equal, a lower total expense ratio will result in a greater total return for Stockholders.

    The annual investment advisory fee for Realty Income Fund is 0.65% of the Fund's average weekly net assets, while the investment advisory fee for Total Return Realty Fund is 0.70% of that Fund's average weekly net assets. In voting to approve the Reorganization, the Board of Directors of Realty Income Fund considered the effect this higher investment advisory fee will have on Stockholders. The Directors concluded, however, that the projected savings of 0.56% in the total expense ratio of the combined Fund would more than offset for the increased investment advisory fee.

WHO WILL PAY FOR THE REORGANIZATION?

    The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be shared equally by Total Return Realty Fund and Realty Income Fund.

WHAT IF I DO NOT VOTE OR I VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    The Reorganization will be implemented and Stockholders of Realty Income Fund will automatically receive shares in Total Return Realty Fund.

WHAT DO I NEED TO DO?

    Please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. Your vote is important!

MAY I ATTEND THE MEETING IN PERSON?

    Yes. Management encourages Stockholders to attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. To ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                                 (212) 832-3232
                          ---------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          ---------------------------

                                                                  March   , 2001
To the Stockholders of
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.:

    NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders ('Meeting') of Cohen & Steers Total Return Realty Fund, Inc. ('Total Return Realty Fund') will be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York 10017, on May 15, 2001 at 10:00 a.m. (Eastern time), to consider and vote on the following proposals, both of which are more fully described in the accompanying Combined Prospectus/Proxy Statement:

                                  PROPOSAL ONE
                               THE REORGANIZATION

    To consider and approve an Agreement and Plan of Reorganization (the 'Reorganization Plan') between Cohen & Steers Realty Income Fund, Inc. ('Realty Income Fund') and Total Return Realty Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Realty Income Fund to Total Return Realty Fund in exchange for shares of Total Return Realty Fund (the 'RFI Shares'); (b) the distribution of the RFI Shares to the Stockholders of Realty Income Fund in connection with the liquidation of Realty Income Fund; and (c) the subsequent dissolution of Realty Income Fund; and

                                  PROPOSAL TWO
                              ELECTION OF DIRECTOR

    To elect one Director of Total Return Realty Fund, to hold office for a term of three years and until his successor is duly elected and qualifies.

          THE BOARD OF DIRECTORS OF COHEN & STEERS TOTAL RETURN REALTY FUND, INC. RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS.

    We have described the terms and conditions of the Reorganization and related matters in the accompanying Combined Prospectus/Proxy Statement. We also have attached as Appendix A to the Combined Prospectus/Proxy Statement a copy of the Reorganization Plan.

    The Directors have fixed the close of business on March   , 2001 as the
record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                          By order of the Board of Directors,

                                          ROBERT H. STEERS
                                          Secretary

New York, New York
March   , 2001

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                                 (212) 832-3232
                          ---------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          ---------------------------

                                                                   March  , 2001
To the Stockholders of
COHEN & STEERS REALTY INCOME FUND, INC.:

    NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders ('Meeting') of Cohen & Steers Realty Income Fund, Inc. ('Realty Income Fund') will be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York 10017, on May 15, 2001 at 9:30 a.m. (Eastern time), to consider and vote on the following proposals, both of which are more fully described in the accompanying Combined Prospectus/Proxy Statement:

                                  PROPOSAL ONE
                               THE REORGANIZATION

    To consider and approve an Agreement and Plan of Reorganization (the 'Reorganization Plan') between Realty Income Fund and Cohen & Steers Total Return Realty Fund, Inc. ('Total Return Realty Fund') and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Realty Income Fund to Total Return Realty Fund in exchange for shares of Total Return Realty Fund (the 'RFI Shares'); (b) the distribution of the RFI Shares to the Stockholders of Realty Income Fund in connection with the liquidation of Realty Income Fund; and (c) the subsequent dissolution of Realty Income Fund; and

                                  PROPOSAL TWO
                              ELECTION OF DIRECTOR

    To elect one Director of Realty Income Fund, to hold office for a term of three years and until his successor is duly elected and qualifies.

          THE BOARD OF DIRECTORS OF COHEN & STEERS REALTY INCOME FUND,
           INC. RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS.

    We have described the terms and conditions of the Proposed Reorganization and related matters in the accompanying Combined Prospectus/Proxy Statement. We also have attached as Appendix A to the Combined Prospectus/Proxy Statement a copy of the Reorganization Plan.

    The Directors have fixed the close of business on March   , 2001 as the
record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                          By order of the Board of Directors,
                                          ROBERT H. STEERS
                                          Secretary

New York, New York
March   , 2001

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

THE INFOMRATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 PRELIMINARY COMBINED PROSPECTUS/PROXY STATEMENT,
                   SUBJECT TO COMPLETION, DATED APRIL  , 2001
                   ACQUISITION OF THE ASSETS AND LIABILITIES
                                       OF
                    COHEN & STEERS REALTY INCOME FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                                 (212) 832-3232
                         BY AND IN EXCHANGE FOR SHARES
                                       OF
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                               NEW YORK, NY 10017
                                 (212) 832-3232

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Cohen & Steers Realty Income Fund, Inc. ('Realty Income Fund') into Cohen & Steers Total Return Realty Fund, Inc. ('Total Return Realty Fund'). If approved by both the Stockholders of Realty Income Fund ('RIF Stockholders') and the Stockholders of Total Return Realty Fund ('RFI Stockholders'), Realty Income Fund would be combined with Total Return Realty Fund. Under this transaction, all of the assets and liabilities of Realty Income Fund would be transferred to Total Return Realty Fund in exchange for shares of Total Return Realty Fund (the 'Reorganization'). Total Return Realty Fund has substantially similar investment objectives and policies as Realty Income Fund. Following the Reorganization, Total Return Realty Fund will maintain the same investment objectives and policies of the Fund before the Reorganization.

    Under the Reorganization, each RIF Stockholder would receive shares (the 'RFI Shares') in Total Return Realty Fund with an aggregate net asset value equal to the aggregate net asset value of the RIF Stockholder's holdings in Realty Income Fund. For example, a RIF Stockholder owning shares of Realty Income Fund having an aggregate net asset value of $10,000 would receive, as of the closing of the Reorganization, RFI Shares having an aggregate net asset value of $10,000. Each RIF Stockholder, however, would own a different number of shares of Total Return Realty Fund because of the different net asset values per share of the two Funds. As a result of the Reorganization, current RIF Stockholders will become Stockholders in the merged Total Return Realty Fund. Realty Income Fund then will be delisted from the American Stock Exchange, dissolved under State law and deregistered under the Investment Company Act of 1940, as amended (the '1940 Act').

    Both Realty Income Fund and Total Return Realty Fund are registered as non-diversified closed-end management investment companies under the 1940 Act. Cohen & Steers Capital Management, Inc. ('Cohen & Steers') serves as investment adviser to both Realty Income Fund and Total Return Realty Fund. After the Reorganization, Cohen & Steers would continue to be the investment adviser to Total Return Realty Fund. Total Return Realty Fund intends to continue to conduct investment operations in substantially the same manner as it did before the Reorganization and in a substantially similar manner as Realty Income Fund conducted its investment operations, all as described in this Combined Prospectus/Proxy Statement.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization (the 'Reorganization Plan') between Realty Income Fund and Total Return Realty Fund, which we have attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Directors of Realty Income Fund and the Board of Directors of Total Return Realty Fund are soliciting proxies in connection with the joint annual meeting (the 'Meeting') of RIF Stockholders and RFI Stockholders to be held on May 15, 2001 at 9:30 a.m. (Eastern time) at Hotel Inter-Continental New York, 111 East 48th Street, New York, New York 10017. At the Meeting RIF

Stockholders and RFI Stockholders will be asked to consider and approve the Reorganization and the related transactions. This Combined Prospectus/Proxy Statement constitutes (i) the prospectus for RFI Shares that have been registered with the Securities and Exchange Commission (the 'SEC') and are to be issued in connection with the Reorganization, (ii) the proxy statement of Realty Income Fund for the Meeting of RIF Stockholders and (iii) the proxy statement of Total Return Realty Fund for the Meeting of RFI Stockholders.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Total Return Realty Fund that a prospective investor should know before voting on the Reorganization Plan (and related transactions). The prospectus and statement of additional information for Total Return Realty Fund was filed on Form N-2 with the Securities and Exchange Commission on September 17, 1993. The prospectus and statement of additional information for Realty Income Fund, formerly Real Estate Securities Income Fund, Inc., was filed on Form N-2 with the Securities and Exchange Commission on August 23, 1988.

    We expect to send this Combined Prospectus/Proxy Statement to Stockholders on or about March 19, 2001.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY COHEN & STEERS REALTY INCOME FUND, INC. OR COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    INVESTMENTS IN COHEN & STEERS REALTY INCOME FUND, INC. AND COHEN & STEERS TOTAL RETURN REALTY FUND, INC. ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    Cohen & Steers Total Return Realty Fund, Inc. is listed on the New York Stock Exchange under the ticker symbol 'RFI.' Cohen & Steers Realty Income Fund is listed on the American Stock Exchange under the ticker symbol 'RIF.' Reports, proxy material and other information concerning the Funds can be inspected at their respective exchanges.

                              -------------------
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................    4
Proposal One -- The Reorganization..........................    5
 I. Synopsis................................................    5
    Principal Risk Factors..................................    9
 II. The Reorganization.....................................   11
    Financial Highlights....................................   15
III. Comparison of the Funds................................   16
    Investment Objectives and Policies......................   16
    Investment Restrictions.................................   17
    Dividends and Distributions.............................   18
    Share Repurchases; Possible Conversion to Open-End
     Status.................................................   20
    Investment Advisory Agreements..........................   23
    Management..............................................   27
    Description of Shares...................................   28
    Certain Provisions of the Articles of Incorporation and
     By-Laws................................................   29
    Determination of Net Asset Value........................   30
    Taxation................................................   31
    Legal Proceedings.......................................   35
    Custodian and Transfer Agent............................   35
Proposal Two -- Election of Director........................   35
    Cohen & Steers Realty Income Fund, Inc. ................   35
    Cohen & Steers Total Return Realty Fund, Inc. ..........   37
    Compensation of Directors and Certain Officers..........   39
Other Matters...............................................   39
Submission of Proposals for Submission at the Next Annual
  Meeting...................................................   39
Legal Matters...............................................   39
Experts.....................................................   40
Additional Information......................................   40
Financial Statements........................................  F-1
Appendix A -- Agreement and Plan of Reorganization..........  A-1

                                  INTRODUCTION

    We are furnishing you this Combined Prospectus/Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of Total Return Realty Fund and Realty Income Fund, to be voted at the joint annual meeting of stockholders, to be held at Hotel Inter-Continental New York, 111 East 48th Street, New York, New York 10017, on May 15, 2001 at 9:30 a.m., and at any adjournments thereof (the 'Meeting'). This solicitation will be by mail and the cost (including printing and mailing this Combined Prospectus/Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be shared equally by the Funds pursuant to the terms of their investment advisory agreements. We are mailing the Notices of the Meeting, Combined Prospectus/Proxy Statement and Proxy to Stockholders on or
about March   , 2001.

    At the Meeting, Stockholders of Realty Income Fund (the 'RIF Stockholders') and Stockholders of Total Return Realty Fund (the 'RFI Stockholders') will consider and vote upon the following two proposals:

        1. To approve the proposed reorganization (the 'Reorganization') of Realty Income Fund into Total Return Realty Fund. Under the Reorganization, all of the assets and liabilities of Realty Income Fund would be transferred to Total Return Realty Fund in exchange for shares (the 'RFI Shares') issued by Total Return Realty Fund having the equivalent aggregate net asset value of the shares of Realty Income Fund, and such RFI Shares would then be distributed to RIF Stockholders in connection with the liquidation of Realty Income Fund. Therefore, RIF Stockholders would become RFI Stockholders and would receive RFI Shares equal in aggregate net asset value to their holdings in Realty Income Fund on the date of the Reorganization.

        2. To elect one Director to serve as a Director of Realty Income Fund and a Director of Total Return Realty Fund, to hold office for a term of three years until his successor is duly elected and qualifies.

          THE BOARD OF DIRECTORS OF COHEN & STEERS TOTAL RETURN REALTY
                FUND, INC. HAS RECOMMENDED THAT RFI STOCKHOLDERS
                           VOTE 'FOR' BOTH PROPOSALS.

             THE BOARD OF DIRECTORS OF COHEN & STEERS REALTY INCOME
                FUND, INC. HAS RECOMMENDED THAT RIF STOCKHOLDERS
                           VOTE 'FOR' BOTH PROPOSALS.

    Approval of the Reorganization requires both the affirmative vote of RIF Stockholders holding a majority of the outstanding shares in Realty Income Fund and the approval by a majority of votes cast by RFI Stockholders, provided that the total votes cast by RFI Stockholders on the proposal represents at least a majority of all votes entitled to vote on the proposal by RFI Stockholders. If the Reorganization is not approved by Stockholders of each Fund, the Reorganization will not be implemented and each Fund's Board of Directors will consider other appropriate courses of action.

    With respect to each Fund, approval of the election of the Director requires the affirmative vote of a plurality of the votes cast by holders of shares of the Fund represented at the Meeting and entitled to vote.

    For each Fund, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund entitled to vote will constitute a quorum at the Meeting. If, however, a quorum is not present or represented at the Meeting or if fewer shares voting in favor of the proposal are present in person or by proxy than is the minimum required to approve any proposal presented at the Meeting, the holders of a majority of the shares of each Fund present in person or by proxy will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting or approve the proposals are present. At any such adjourned Meeting, if the relevant quorum is constituted, any business may be transacted that might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes (i) will have the effect of a 'no' vote for purposes of obtaining the requisite approval of proposal one by RIF Stockholders, (ii) will not count as shares voted by RFI Stockholders for purposes of determining whether the total votes cast by RFI Stockholders represent a majority of all votes entitled to be cast on the proposal by RFI Stockholders or, whether a majority of votes cast by RFI Stockholders have been voted in favor of proposal one and will have no effect on proposal two.

    The Boards of Directors of the Funds have fixed the close of business on
March   , 2001 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of Total
Return Realty Fund as of March   , 2001 consisted of shares of common stock,
each share being entitled to one vote. The outstanding voting shares of Realty
Income Fund as of March   , 2001 consisted of          shares of common stock,
each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on them or as otherwise provided. Unless instructions to the contrary are marked, proxies will be voted for the election of each Fund's Director and for proposal one. Any Stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the applicable Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    We have previously mailed to Stockholders the most recent annual and semi-annual reports of the Funds, including financial statements. If you have not received these reports or would like to receive additional copies free of charge, please contact us at 757 Third Avenue, New York, New York 10017,
(800) 330-REIT, and we will send you the requested material promptly by first-class mail.

                       PROPOSAL ONE -- THE REORGANIZATION
                                  I. SYNOPSIS

GENERAL

    Total Return Realty Fund and Realty Income Fund are non-diversified, closed-end management investment companies. Total Return Realty Fund was incorporated in Maryland on September 4, 1992 and commenced operations on September 22, 1993. Realty Income Fund was incorporated in Maryland on June 21, 1988 and commenced operations on August 23, 1988.

    Total Return Realty Fund trades on the New York Stock Exchange ('NYSE') under the ticker symbol 'RFI.' Realty Income Fund trades on the American Stock Exchange ('AMEX') under the ticker symbol 'RIF.'

PROPOSED REORGANIZATION

    Pursuant to the proposed Agreement and Plan of Reorganization (the 'Reorganization Plan'), Realty Income Fund will be combined with Total Return Realty Fund. Under the Reorganization Plan, Realty Income Fund will transfer all of its assets and liabilities to Total Return Realty Fund in exchange for the RFI Shares. Realty Income Fund will then distribute the RFI Shares to the RIF Stockholders in exchange for all of their RIF Shares. After the Reorganization, Total Return Realty Fund will have the combined assets and liabilities that each of Realty Income Fund and Total Return Realty Fund had prior to the Reorganization.

    Under the Reorganization, each RIF Stockholder will receive shares of Total Return Realty Fund with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of the Stockholder's RIF Shares. Therefore, following the Reorganization, RIF Stockholders will be Stockholders of Total Return Realty Fund. Realty Income Fund will then be delisted from the AMEX, dissolved under state law and deregistered under the Investment Company Act of 1940, as amended (the '1940 Act').

BOARD APPROVALS

    Based upon their evaluation of the information presented to them, the Board of Directors of Realty Income Fund and the Board of Directors of Total Return Realty Fund, including in each case a majority of the Directors who are not 'interested persons' within the meaning of the 1940 Act, has determined that the Reorganization is in the best interests of the RIF Stockholders and RFI Stockholders, respectively.

COMPARATIVE FEE AND EXPENSE TABLES

    The tables below present the current fees and expenses, as of December 31, 2000, you pay as a holder of shares of Realty Income Fund and Total Return Realty Fund. The tables also present the projected fees and expenses you would pay for holding shares of the Total Return Realty Fund following the Reorganization.

    The table below show that the total expense ratios for current RIF Stockholders and RFI Stockholders are anticipated to be lower after the Reorganization, assuming that the asset levels for Total Return Realty Fund do not substantially decrease. All other things being equal, a lower total expense ratio will result in greater performance for Stockholders.

                                 FUND EXPENSES

                                                                                   PRO FORMA
                                                 TOTAL RETURN    REALTY INCOME   TOTAL RETURN
                                                  REALTY FUND        FUND         REALTY FUND
                                                  -----------        ----         -----------
SHAREHOLDER FEES (fees paid directly from your
  investment)..................................       None            None            None
ANNUAL FUND OPERATING EXPENSES (expenses that
  are deducted from Fund assets):
Management fee.................................      0.70%           0.65%           0.70%
Other Expenses.................................      0.46%           1.07%           0.30%

TOTAL ANNUAL FUND OPERATING EXPENSES...........      1.16%           1.72%           1.00%

    Examples. These examples are intended to help you compare the current cost of investing in Total Return Realty Fund, Realty Income Fund and the cost of investing in Total Return Realty Fund after the Reorganization. These examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvestment of all dividends and distributions at net asset value. The examples also assume that your investments have a 5% return each year and that the Funds' operating expenses remain the same. YOU SHOULD NOT CONSIDER THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES TO BE REPRESENTATIONS OF THE ACTUAL OR EXPECTED PERFORMANCE OR EXPENSES OF THE FUNDS. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       FUND                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ----                          ------   -------   -------   --------
Total Return Realty Fund...........................
Realty Income Fund.................................
Total Return Realty Fund
  following the Reorganization.....................

COMPARISON OF THE FUNDS

    Investment Objectives and Policies. The investment objectives and policies of the Funds are substantially similar. The investment objective of Total Return Realty Fund is to achieve a high total return through investment in real estate securities. Total Return Realty Fund equally emphasizes current income and capital appreciation. The primary investment objective of Realty Income Fund is to achieve high current income through investment in real estate securities. Realty Income Fund has a secondary objective of capital appreciation.

    Under normal circumstances, Total Return Realty Fund invests at least 75% of its total assets in the equity securities of real estate companies, whereas Realty Income Fund invests at least 65% of its total assets in the equity securities of real estate companies. In the case of each Fund, these equity securities consist of: (i) common shares (including shares and units of beneficial interest of real estate investment trusts, commonly referred to as 'REITs,') (ii) rights and warrants to purchase common shares, (iii) securities convertible into common shares where the conversion feature represents, in the investment adviser's view, a significant element of the securities' value, and (iv) preferred shares.

    The Funds may invest without limit in shares of REITs. REITs invest primarily in income producing real estate or real estate-related loans or interests and are generally required to distribute to stockholders at least 90% of their taxable income (other than net capital gain) for each year. A REIT generally is not subject to U.S. federal income tax on income distributed to Stockholders. The shares of the REITs in which the Funds typically invest are traded on stock exchanges. These REITs are subject to the requirements of the federal securities laws and the rules of any stock exchanges on which their shares are traded as to such matters as financial reporting, corporate governance and disclosure of material business developments.

    Whereas Total Return Realty Fund may invest up to 25% of its total assets in debt securities issued or guaranteed by real estate companies, Realty Income Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies. Within these limitations, each Fund may invest entirely in lower-rated debt securities, or unrated debt securities. These debt securities are rated below investment grade and entail a higher degree of risk.

    Following the Reorganization, the investment objectives and policies of Total Return Realty Fund will continue to be the same investment objective and policies of the Fund prior to the Reorganization. For additional information regarding the investment objectives and policies of the Funds, see 'Investment Objectives and Policies.'

    Dividends and Distribution Policies. Whereas Total Return Realty Fund pays monthly dividends from investment company taxable income, Realty Income Fund pays dividends quarterly. Both Funds distribute net capital gain (defined as the excess of net long-term capital gain over net short-term capital loss), if any, to Stockholders at least annually. This net capital gain will be taxable to Stockholders as long-term capital gain if designated as a capital gain dividend.

    Each Fund maintains a Dividend Reinvestment Plan (each, a 'Plan'). Total Return Realty Fund maintains an 'opt-in' Plan: dividends and other distributions from the Fund are distributed to its Stockholders in cash unless a Stockholder elects to have them reinvested in additional shares of the Fund through the Plan. In comparison, Realty Income Fund maintains an 'opt-out' Plan: dividends and other distributions from the Fund are automatically reinvested in the Plan unless a Stockholder elects to receive them in cash. Realty Income Fund's Plan also has a 'flip' feature: if the Fund's shares trade on the AMEX at a price that is at or above the net asset value of the Fund, then the Fund will make a distribution of additional shares to Plan participants. If the Fund's shares trade below the net asset value of the Fund, the Administrator of the Plan will use the distributions to purchase shares of the Fund on the open market and distribute them to Plan participants. Following the Reorganization, Stockholders of the former Realty Income Fund who wish to participate in the Dividend Reinvestment Plan of Total Return Realty Fund will need to complete a form to do so.

    Following the Reorganization, Total Return Realty Fund will maintain the same dividend and distribution policies of the Fund as before the Reorganization. For additional information regarding dividend and distribution policies of the Funds, see 'Dividends and Distributions.'

    Share Repurchases, Annual Tender Offers and Possible Conversion to Open-End Investment Company. Under certain circumstances, Total Return Realty Fund must conduct annual tender offers of its shares either in the open market or through private transactions. An annual tender offer will occur during the first quarter of each calendar year unless during a certain time period, the Fund's shares have traded at an average discount from net asset value of less than three percent (or at a premium). Any proposal to amend the Fund's Articles of Incorporation to convert to an open-end investment company requires a vote of 66 2/3% of the outstanding shares of the Fund.

    In comparison, Realty Income Fund is not required to conduct annual tender offers. If Realty Income Fund's shares trade on the AMEX at an average discount from net asset value of more than 10% for a certain time period, the Board of Directors of the Fund will submit to Stockholders at the next annual meeting a proposal to amend the Fund's Articles of Incorporation, which if adopted by shares of the Fund representing at least 66 2/3% of the outstanding shares of the Fund, would convert the Fund to an open-end investment company.

    Following the Reorganization, Total Return Realty Fund will maintain the same policies regarding share repurchases, annual tender offers and possible conversion to open-end investment company of the Fund as before the Reorganization. For additional information relating to the Funds' policies regarding share repurchases, annual tender offers and possible conversions to open-end investment company, see 'Share Repurchases; Possible Conversion to Open-End Status.'

    Investment Adviser. The investment adviser to both Realty Income Fund and Total Return Realty Fund is Cohen & Steers. Cohen & Steers manages each Fund on a day-to-day basis, including making investment decisions for the Fund. Martin Cohen, Robert H. Steers and Steven R. Brown are the portfolio managers for both Funds. Each Fund also receives the services of Cohen & Steers' research analysts and trading personnel. Following the Reorganization, Cohen & Steers will continue to serve as investment adviser to Total Return Realty Fund. For additional information regarding the investment adviser, see 'Investment Advisory Agreements.'

    Stockholder's Rights. The shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative. This means that holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so. If this occurs, the holders of the remaining shares will not be able to elect any Directors. For additional information regarding Stockholder's rights, see 'Description of Shares.'

    Anti-Takeover Provisions. Certain provisions of each Fund's Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the respective Fund or to change its structure. These provisions may also have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for certain merger, consolidation and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. For additional information regarding the Funds' anti-takeover provisions, see 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) dated on or before the closing of the Reorganization to the effect that the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to Realty Income Fund, Total Return Realty Fund or their respective Stockholders. A RIF Stockholder's holding period and tax basis of the RFI Shares received pursuant to the Reorganization will be the same as the holding period and tax basis of such RIF Stockholder's RIF Shares (provided such RIF Shares were held as a capital asset on the date of the closing of the Reorganization). In addition, the holding period and tax basis of those assets owned by Realty Income Fund and transferred to Total Return Realty Fund will be identical for Total Return Realty Fund. See 'The
Reorganization -- Federal Income Tax Consequences.'

                             PRINCIPAL RISK FACTORS

    We highlight below the principal risks of an investment in Total Return Realty Fund. The investment objectives, policies and restrictions of Total Return Realty Fund and Realty Income Fund are substantially similar. Following the Reorganization, Total Return Realty Fund will maintain the same investment objective, policies and restrictions of the Fund as before the Reorganization. Therefore, unless we note otherwise, the risks of an investment in Total Return Realty Fund following the Reorganization are the same risks of investing in the Funds currently.

    Some of these risks are risks typically associated with investing in a managed portfolio of equity securities, such as fluctuations in individual stock prices as well as general market volatility. Other risks are more specific risks associated with investing in non-diversified real estate funds, such as declining property values and decreasing prices of REIT stocks.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

    Total Return Realty Fund does not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentrating in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate;

     risks related to general and local economic conditions;

     possible lack of availability of mortgage funds;

     overbuilding;

     extended vacancies of properties;

     increased competition;

     increases in property taxes and operating expenses;

     changes in zoning laws;

     losses due to costs resulting from the clean-up of environmental problems;

     liability to third parties for damages resulting from environmental problems;

     casualty or condemnation losses;

     limitations on rents;

     changes in neighborhood values and the appeal of properties to tenants; and

     changes in interest rates

Therefore, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

    In addition to these risks, equity securities of REITs, or Equity REITs, may be affected by changes in the value of the underlying property owned by the trusts, while mortgage securities, or Mortgage REITs, may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. These factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

RISKS OF INVESTMENT IN DEBT SECURITIES

    High yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities, and the ability of Total Return Realty Fund to achieve its investment objective may, to the extent invested in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund invested in higher-quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

USE OF LEVERAGE

    Total Return Realty Fund may borrow money for investment purposes in an amount up to 33 1/3% of its total assets. The Fund also may raise additional funds for investment purposes by the issuance of short-term debt or preferred stock. Any of these practices would result in leveraging of the Fund's portfolio. Borrowings are obligations of the Fund and are senior in preference to the Fund's common stock. Because only holders of the Fund's common stock bear the investment risk associated with investment assets purchased with borrowed amounts, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. For additional information regarding borrowings and leverage, see 'Investment Objective and Policies -- Borrowings and Leverage.'

    Leverage creates risks for Stockholders of the Fund, including the likelihood of greater volatility of net asset value and market price of shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the yield to Stockholders. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Stockholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

PORTFOLIO TURNOVER

    Total Return Realty Fund may engage in portfolio trading when appropriate, but will not engage in short-term trading as the primary means of achieving its investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 150% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and the Fund may sell investments without regard to length of time held when, in the opinion of the investment adviser, investment considerations warrant this action. The Fund may pay higher brokerage commissions and other transactional expenses as a result of a higher turnover rate. In addition, high portfolio turnover may result in the realization of net short-term capital gain by the Fund. Any net short-term capital gain distributed to Stockholders will be taxable as ordinary income. For additional information regarding portfolio turnover, see 'Taxation.'

NON-DIVERSIFIED STATUS

    Total Return Realty Fund is 'non-diversified' and not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Following the Reorganization, Total Return Realty Fund intends to continue to conduct its operations, however, so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent the Fund's earnings are distributed to Stockholders. To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than Government securities or securities of other regulated investment companies) of a single issuer, or of two or more issuers which the Fund controls and which are engaged in similar or related trades or businesses and (ii) at least 50% of the market value of the Fund's total assets will be invested in cash and cash items, Government securities, securities of other regulated investment companies, and other securities, with such other securities limited so that not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a more diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that Total Return Realty Fund's net asset value could decrease as a result of its investment activities. Whether you will realize gain or loss upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below your purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                             II. THE REORGANIZATION

GENERAL

    We have summarized below certain information relating to the Reorganization. This discussion is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement and the Agreement and Plan of Reorganization, or the Reorganization Plan, attached to this Combined Prospectus/Proxy Statement as Appendix A. In addition, the most recent annual reports to Stockholders are enclosed with this Combined Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATION

    We are proposing the Reorganization to increase the operational and administrative efficiencies of each Fund. We believe that Stockholders of both Funds will benefit if Realty Income Fund, the smaller of the two Funds, is reorganized into Total Return Realty Fund, which is a significantly larger fund. Both Funds have appreciably similar investment objectives and policies. After the Reorganization, Total Return Realty Fund would own all of the assets and liabilities of each Fund. RIF Stockholders would become RFI Stockholders and automatically receive shares in Total Return Realty Fund. RFI Stockholders would continue to own shares of that Fund. These RFI Stockholders would not undergo any change in the ownership of their shares except to experience the proposed benefits of the Reorganization, which we fully discuss in the enclosed Combined Prospectus/Proxy Statement.

    The Board of Directors of each Fund identified a number of benefits that the Proposal would bring to its respective Stockholders, including the following:

     Total Return Realty Fund and Realty Income Fund are substantially similar. The Funds have similar investment objectives and policies, and generally have similar investment portfolios.

     The Reorganization is projected to result in economies of scale. Total Return Realty Fund had a total expense ratio, as of December 31, 2000, of 1.16%, as compared to a total expense ratio for Realty Income Fund of 1.72% as of the same date. We expect that, after the Reorganization, Total Return Realty Fund will have a total expense ratio of 1.0%, which reflects the expected change in Total Return Realty Fund's administrative service provider and the cost savings that will accompany this change. All other things being equal, a lower total expense ratio will result in better returns for Stockholders.

     The Reorganization will address the issue of Realty Income Fund's size. The Reorganization will result in Realty Income Fund Stockholders becoming shareholders of a larger fund, and thus eliminate the primary disadvantage of Realty Income Fund's relatively small size -- a higher total expense ratio as compared to an equivalent, larger fund.

     The Reorganization is expected to be a tax-free transaction to Total Return Realty Fund, Realty Income Fund and Stockholders of both Funds. Realty Income Stockholders may be subject to current income taxation on the cash they receive in lieu of fractional shares of Total Return Realty Fund, although this amount will be relatively insignificant.

     The Reorganization will provide RIF Stockholders the opportunity to continue to hold an investment in a closed-end investment company with a substantially similar investment profile.

BOARD CONSIDERATION

    At meetings held on November 20, 2000, December 5, 2000 and February 27, 2001, the Board of Directors of Realty Income Fund discussed the future of Realty Income Fund and how to best serve Stockholders' interests. The Board's focus in these discussions was Realty Income Fund's size and the effect this size has on the Fund's total expense ratio. During these meetings, the Board of Directors discussed the advantages of merging Realty Income Fund into Total Return Realty Fund, as well as other options, including liquidating the Fund or converting the Fund to an open-end investment company. After much discussion and consideration of all the issues involved, the Board concluded that it would be in the reasonable best interests of Realty Income Fund Stockholders to pursue the proposed Reorganization.

    In considering Total Return Realty Fund, the Board of Directors of Realty Income Fund noted that combining Realty Income Fund into Total Return Realty Fund could offer increased administrative and operational efficiencies. The Board also considered, among other things: the terms of the Reorganization Plan; the opinion to be issued concerning the tax-free nature of the Reorganization; a comparison of the Funds' historical and projected expense ratios and particularly, that Total Return Realty Fund's total operating expenses are lower than those of Realty Income Fund; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the management and other fees to be payable by Total Return Realty Fund; the similarities in the investment objectives and policies of the Funds; the similarities in the organizational structures of the Funds; the similarities in the Directors, investment adviser, administrator, custodian and transfer agent of the Funds; the similarities in the agreements, plans, procedures and investment restrictions of the Funds; the other effects of the reorganization on the Funds and their respective Stockholders; the recommendations of Cohen & Steers with respect to the Reorganization; and the alternatives available to the Funds.

    Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the Board, including the disinterested Directors, approved the

Reorganization Plan, finding that the proposed Reorganization would be in the reasonable best interests of the Stockholders and that their interests would not be diluted as a result of the Reorganization.

 THE BOARD OF DIRECTORS OF REALTY INCOME FUND RECOMMENDS THAT STOCKHOLDERS VOTE
                           'FOR' THE REORGANIZATION.

    The Board of Directors of Realty Income Fund has not determined what action Realty Income Fund will take in the event either of the Funds' Stockholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Directors will consider other appropriate courses of action, including continuing the operations of Realty Income Fund in its present form.

    Similarly, at meetings held on November 20, 2000, December 5, 2000 and February 27, 2001, the Board of Directors of Total Return Realty Fund discussed the future of Total Return Realty Fund and how to best serve Stockholders' interests. The Board discussed the advantages of reorganizing Realty Income Fund into Total Return Realty Fund, noting particularly that the Reorganization would result in a material reduction in Total Return Realty Fund's total expense ratio. After much discussion and consideration of all the issues involved, the Board concluded that it would be in the reasonable best interests of Total Return Realty Fund Stockholders to pursue the proposed Reorganization.

    The Board considered, among other things: the terms of the Reorganization Plan; the significant similarities of the Funds; and the opinion to be issued concerning the tax-free nature of the Reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the Board, including the disinterested Directors, determined that the proposed Reorganization would be in the best interests of the Stockholders and that their interests would not be diluted as a result of the Reorganization and approved the Reorganization Plan.

THE BOARD OF DIRECTORS OF TOTAL RETURN REALTY FUND RECOMMENDS THAT STOCKHOLDERS
                         VOTE 'FOR' THE REORGANIZATION.

    The Board has not determined what action Total Return Realty Fund will take in the event either of the Funds' Stockholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action, including continuing the operations of Total Return Realty Fund in its present form.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Realty Income Fund will be transferred to and assumed by Total Return Realty Fund. In exchange for the transfer of the assets of, and the assumption of the liabilities of Realty Income Fund, Total Return Realty Fund will issue at the Effective Time of the Reorganization full and fractional shares of Total Return Realty Fund having an aggregate net asset value equivalent to the aggregate net asset value of full and fractional outstanding shares of Realty Income Fund determined at the valuation time specified in the Reorganization Plan. Realty Income Fund will then distribute these shares of Total Return Realty Fund to Stockholders of Realty Income Fund. Each Stockholder of Realty Income Fund at the Effective Time of the Reorganization will receive a number of shares of Total Return Realty Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Realty Income Fund.

    After the Reorganization, all of the issued and outstanding shares of Realty Income Fund will be canceled on the books of Realty Income Fund and the Fund's stock transfer books will be permanently closed. Realty Income Fund will then be delisted from the American Stock Exchange, deregistered as an investment company under the 1940 Act and dissolved under State law.

    Following the Reorganization, Total Return Realty Fund will maintain the same investment objective and policies of the Fund as before the Reorganization.

    The Reorganization is subject to a number of conditions, including without limitation, the approval of the Reorganization Plan by Stockholders of Realty Income Fund and Stockholders of Total Return Realty Fund; the effectiveness of this Combined Prospectus/Proxy Statement and any other documents filed with the SEC; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the
Reorganization will be on May   , 2001 or such other date as is agreed to by
the parties.

    The costs and expenses associated with the Reorganization will be borne equally by the Funds.

    The Reorganization Plan may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach by the other party. In addition, either party may terminate the Reorganization Plan if its Board of Directors determines that proceeding with the Reorganization is not in the best interests of its respective Stockholders.

DESCRIPTION OF SHARES TO BE ISSUED IN THE REORGANIZATION

    Common shares of Total Return Realty Fund issued in the Reorganization will, when issued, be fully paid and non-assessable by the Fund and transferable without restrictions and will have no preemptive rights. For additional information regarding the shares of the Fund, see 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

CAPITALIZATION

    The following table presents as of December 31, 2000: (i) the capitalization of Realty Income Fund; (ii) the capitalization of Total Return Realty Fund; and
(iii) the pro forma capitalization of Total Return Realty Fund, as of December 31, 2000, and as adjusted to give effect to the Reorganization. The total capitalization of Total Return Realty Fund after the Reorganization is expected to equal the capitalization of Realty Income Fund and Total Return Realty Fund immediately prior to the Reorganization.

                                                                                 PRO FORMA
                                               REALTY INCOME   TOTAL RETURN     TOTAL RETURN
                                                   FUND        REALTY FUND      REALTY FUND
                                                   ----        -----------      -----------
Total Net Assets ($).........................   22,743,263      91,404,861         114,148,124
Shares Outstanding...........................    3,024,603       7,399,100           9,242,677
Net Asset Value Per Share ($)................         7.52           12.35               12.35
Closing Market Price Per Share ($)...........       6.9375         11.8750             11.8750

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that the Funds receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Realty Income Fund to Total Return Realty Fund in exchange for RFI Shares, followed by the liquidating distribution to RIF Stockholders of the RFI Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the 'Code'); (ii) no gain or loss will be recognized by Realty Income Fund as a result of the Reorganization; (iii) no gain or loss will be recognized by Total Return Realty Fund as a result of the Reorganization; (iv) no gain or loss will be recognized by the RIF Stockholders on the distribution to RIF Stockholders of RFI Shares solely in exchange for their RIF Shares, but RIF Stockholders may be subject to current income tax on cash received in lieu of fractional shares of Total Return Realty Fund received in the Reorganization; (v) the aggregate basis of RFI Shares received by a RIF Stockholder will be the same as the aggregate basis of such RIF Stockholder's RIF Shares immediately prior to the Reorganization; (vi) the basis of Total Return Realty Fund in the assets of Realty Income Fund received pursuant to the Reorganization will be the same as the basis of such assets in the hands of Realty Income Fund immediately before the Reorganization; (vii) a RIF Stockholder's holding period for RFI Shares will be determined by including the period for which such RIF Stockholder held RIF

Shares exchanged therefor, provided that such shareholder held such RIF Shares as a capital asset on the date of the closing of the Reorganization and
(viii) Total Return Realty Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Realty Income Fund.

    The Funds have not sought a tax ruling from the Internal Revenue Service ('IRS'), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. RIF Stockholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table below is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's audited financial statements, are included in the accompanying current annual reports for the Funds.

PER SHARE DATA FOR COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    The per share data table below is for a share of common stock of Total Return Realty Fund. Shares of the Fund trade on the New York Stock Exchange, or NYSE. Following the Reorganization, shares of the Fund will continue to trade on the NYSE.

    As indicated above, for the periods shown, shares of the Fund generally have traded at prices close to net asset value, with premiums or discounts to net
asset value of less than   % being reflected in the market value of the shares
from time to time. The Fund has undertaken to reduce the tendency of the shares to trade at a discount to net asset value by agreeing under certain circumstances, to engage in annual tender offers and periodic open market purchases and allowing for conversion to open-end status by shareholder vote. For additional information regarding annual tender offers and possible conversion to open-end status, see 'Share Repurchases; Possible Conversion to Open-End Status -- Cohen & Steers Total Return Realty Fund, Inc.' Although we do not expect that the Reorganization will change the tendency for shares of the Fund to trade at a discount, we cannot predict whether shares of the Fund will trade at a premium or discount to net asset value after the consummation of the Reorganization or to what the extent of any such premium or discount might be.

PER SHARE DATA FOR COHEN & STEERS REALTY INCOME FUND, INC.

    The per share data table below is for a share of common stock of Realty Income Fund. Shares of the Fund trade on the American Stock Exchange. Following the Reorganization, the Fund will be de-listed from the American Stock Exchange and liquidated.

    As indicated above, for the periods shown, shares of the Fund generally have traded at prices that are close to net asset value, with premiums or discounts
to net asset value or less than    % being reflected in the market value of
shares from time to time. The Fund has undertaken to reduce the tendency of the shares to trade at a discount to net asset value by agreeing, under certain circumstances, to engage in annual tender offers and in periodic open market purchases of shares and allowing for conversion to open-end status by shareholder vote. For additional information regarding open-market purchases and possible conversion to open-end status, see 'Share Repurchases; Possible Conversion to Open-End Status -- Cohen & Steers Realty Income Fund, Inc.'

                          III. COMPARISON OF THE FUNDS
                       INVESTMENT OBJECTIVES AND POLICIES

    We summarize below the investment objectives and policies of Total Return Realty Fund and Realty Income Fund. Although the investment objectives and policies of the Funds are substantially similar, there are important differences. We describe below these differences and compare the investment objectives and policies of the Funds.

    Following the Reorganization, Total Return Realty Fund will maintain the same investment objective and policies as it had before the Reorganization.

OBJECTIVES

    The investment objective of Total Return Realty Fund is to achieve a high total return through investment in real estate securities. The Fund seeks both current income and capital appreciation (realized and unrealized) with approximately equal emphasis. Realty Income Fund's primary investment objective is high current income through investment in publicly-traded real estate securities. Capital appreciation is a secondary objective.

    Following the Reorganization, the investment objective of Total Return Realty Fund will continue to be the same investment objective of the Fund prior to the Reorganization. There can be no assurance that the Fund will achieve its investment objective. The Fund, of course, will continue to concentrate its investments in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

    In making investment decisions on behalf of each Fund, the investment adviser relies on a fundamental analysis of each company. The investment adviser reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic and market conditions. The investment adviser evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

    The following are the Funds' principal investment strategies, which are substantially similar. Any important differences are discussed below.

    Real Estate Companies. For purposes of the Funds' investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal circumstances, Total Return Realty Fund will invest at least 75% of its total assets in the equity securities of real estate companies. In comparison, Realty Income Fund will invest at least 65% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     rights or warrants to purchase common stocks;

     securities convertible into common stocks where the conversion feature represents, in the investment adviser's view, a significant element of the securities' value; and

     preferred stocks.

    Real Estate Investment Trusts. The Funds may invest without limit in shares of real estate investment trusts ('REITs'). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to Stockholders if, among other things, it distributes to its Stockholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Funds intend to use these REIT dividends in an effort to meet the current income goal of its investment objective.

    Types of REITs. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

    Debt Securities. Total Return Realty Fund may invest a maximum of 35% of its total assets in investment grade and non-investment grade debt securities of companies, including real estate industry companies. In comparison, Realty Income Fund may invest a maximum of 25% of its total assets in investment grade and non-investment grade debt securities of companies, including real estate industry companies. Securities rated non-investment grade (lower than Baa by Moody's Investor Services, Inc. ('Moody's') or lower than BBB by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P')), are sometimes referred to as 'high yield' or 'junk' bonds.

    Illiquid Securities. Total Return Realty Fund will not invest more than 15% of its net assets in illiquid securities. In comparison, Realty Income Fund will not invest more than 10% of its net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

    Defensive Position. When the Funds' investment adviser believes that market or general economic conditions justify a temporary defensive position, either Fund may deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

                            INVESTMENT RESTRICTIONS

    We summarize below the investment restrictions of the Funds. The investment restrictions of Total Return Realty Fund and Realty Income Fund are substantially similar.

    The Funds' investment restrictions may not be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities, as defined below. The percentage limitations described below, as well as those described elsewhere in this Combined Prospectus/Proxy Statement, apply only at the time an investment is made or other relevant action is taken by the applicable Fund.

    Each Fund will not:

        1. Purchase more than 10% of the voting securities of any issuer;

        2. Make loans except through the purchase of debt obligations in accordance with its investment objective and policies;

        3. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits defined in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding these limitations, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

        4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

        5. Participate on a joint or joint and several basis in any securities trading account;

        6. Invest in companies for the purpose of exercising control;

        7. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ('short sales against the box'), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

        8. (i) Purchase or sell real estate, except that the Fund may purchase securities issued or guaranteed by real estate companies and will, as a matter of fundamental policy, concentrate its investments in such securities; (ii) purchase or sell commodities or commodity contracts;
    (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under investment restriction number 3; or
    (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

    The restrictions described above are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in this Combined Prospectus/Proxy Statement, a majority of the Fund's outstanding voting securities means the lesser of (i) more than 50% of its outstanding voting securities or (ii) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy. Fund policies which are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objectives.

                          DIVIDENDS AND DISTRIBUTIONS

    We summarize below the dividend and distribution policies of the Funds and highlight important differences between Total Return Realty Fund and Realty Income Fund with respect to these policies.

    Following the Reorganization, Total Return Realty Fund will maintain the same dividend and distribution policies of the Fund prior to the Reorganization.

COHEN & STEERS TOTAL RETURN REALTY FUND

    The policy of Total Return Realty Fund is to make monthly distributions from investment company taxable income of the Fund. Net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, is distributed at least annually. To the extent practicable, the Fund will attempt to pay monthly distributions to Stockholders at a constant rate, which may be adjusted from time to time by the Fund's Board of Directors, although there can be no assurance that it will be able to do so. For additional information concerning the tax treatment of the Fund's distribution policies for the Fund and its Stockholders, see 'Taxation -- Distributions.'

    The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each Stockholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by The Bank of New York, as agent for Stockholders pursuant to the Plan (the 'Plan Agent'). Otherwise, distributions are made in cash. The Plan Agent will effect purchases of shares under the Plan in the open market. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the Stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Stockholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

    The Plan Agent maintains each Stockholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the Stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to Stockholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of Stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record Stockholders as representing the total amount registered in the record Stockholder's name and held for the account of beneficial owners who are participants in the Plan.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all Stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all Stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 11258, Church Street Station, New York, New York 10286-1258 (800) 524-4458.

COHEN & STEERS REALTY INCOME FUND

    The policy of Realty Income Fund is to distribute investment company taxable income quarterly. The Fund intends to distribute net capital gain, if any, at least annually although the Board of Directors may in the future determine to retain realized capital gains and not distribute them to Stockholders. For additional information concerning the tax treatment of the Fund's distribution policies for the Fund and its Stockholders, see 'Taxation -- Distributions.'

    Stockholders may elect to receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Stockholder by The Bank of New York (the 'Bank'), the dividend paying agent. Otherwise, distributions are reinvested in additional shares. In order for a Stockholder to receive distributions and capital gains in cash, the Stockholder must send a written notice to the Bank of his withdrawal from the Dividend Reinvestment Plan (the 'Plan') at least ten days prior to the record date for any forthcoming distribution. Pursuant to the Plan Stockholders not making such election will have all such amounts automatically reinvested by the Bank, as the Plan agent, in whole and fractional shares of the Fund's common stock.

    If the Directors of the Fund declare a dividend or determine to make a capital gain distribution payable either in shares of common stock or in cash as Stockholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued at the lower of market price or net asset value. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares at a per share price equal to the higher of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Bank will, as agent for the participants, buy shares in the open market, on the American Stock Exchange or elsewhere, for the participants' account. If, before the Bank has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Bank may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Bank will apply all cash received as a dividend or distribution to purchase shares on the open market as soon as practicable after the payment date of such dividend or distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

    The Bank maintains all Stockholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by Stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Bank in non-certificated form in the name of the participant, and each Stockholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or distributions. The Bank's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Bank's open market purchases in connection with the reinvestment of dividends or distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend and distribution. The Plan also may be amended or terminated by the Bank, with the Fund's prior written consent, on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to The Bank of New York at Church Street Station, New York, New York 10277-0702, Attention: Dividend Reinvestment Service.

           SHARE REPURCHASES; POSSIBLE CONVERSION TO OPEN-END STATUS

    We summarize below the share repurchase policies and procedures of the Funds and highlight important differences between Total Return Realty Fund and Realty Income Fund with respect to these policies and procedures.

    Following the proposed Reorganization, Total Return Realty Fund will maintain the same share repurchase policies and procedures.

COHEN & STEERS TOTAL RETURN REALTY FUND

    The Board of Directors has committed to conduct a tender offer for shares on an annual basis, subject to some limitations. A tender offer will be conducted during the first quarter of each calendar year unless, during the period of 12 calendar weeks prior to a date in the first quarter designated by the Board of Directors no later than the end of the preceding quarter, shares of the Fund have traded on the NYSE at an average discount from net asset value of less than 3%, or at an average premium, determined on the basis of the discount or premium, as the case may be, as of the last trading day in each week during such 12 week period. In addition, the Board will consider from time to time more frequent tender offers for and/or open market repurchases of Fund shares.

    Subject to the Fund's investment restrictions with respect to borrowings, the Fund may incur debt to finance tender offers and/or repurchases. Interest on any borrowings will reduce the Fund's net investment income, and any such borrowings are subject to special considerations. For additional information regarding investment restrictions with respect to borrowings, see 'Risk
Factors -- Use of Leverage.'

    We cannot assure you that tenders and/or repurchases will result in the Fund's shares trading at a price that approximates or is equal to their net asset value. We anticipate that the market price of the Fund's shares will from time to time vary from net asset value. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the shares may be subject to tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. We believe that sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with an annual tender offer.

    Although we believe that tender offers and share repurchases generally would have a favorable effect on the market price of the Fund's shares, the repurchase of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, we do not anticipate that tender offers and repurchases should have a materially adverse effect on the Fund's investment performance and do not anticipate any material difficulty in disposing of portfolio securities in order to consummate tender offers and share repurchases.

    Although we have committed to annual tender offers under the circumstances described above, we may change this policy and not conduct tender offers or effect repurchases if (1) these transactions, if consummated, would (a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $50,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the Fund level in addition to the taxation of Stockholders who receive dividends from the Fund) or (c) result in a failure to comply with applicable asset coverage requirements in the event any senior securities are issued and outstanding; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of non-tendering Stockholders; (3) there is any (a) in the Board of Directors' judgment, material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System ('NASDAQ') National Market System, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) in the Board of Directors' judgment, other event or condition which would have a material adverse effect on the Fund or its Stockholders if shares were repurchased; or (4) the Board of Directors determines that effecting any such transaction would constitute a breach of their fiduciary duty owed the Fund or its Stockholders. The Directors may modify these conditions in light of experience.

    If we conduct a tender offer for shares of the Fund, it will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. During the pendency of any tender offer by the Fund, we will calculate daily the net asset value of the shares and will establish procedures, which will be specified in the tender offer documents, to enable Stockholders to ascertain readily such net asset value. We will make each offer and notify Stockholders in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain the information prescribed by these laws and the rules and regulations promulgated under them, including information for Stockholders to consider in deciding whether to tender shares and detailed instructions on how to tender shares. When the Fund's Directors authorize a tender offer, a Stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such Stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code) unless the Fund has received a ruling from the IRS (or, at the Fund's option, an opinion of counsel) that a tender of less than all of a Stockholder's stock will not cause certain adverse tax consequences with respect to non-tendering Stockholders. For additional information concerning tax matters relating to tender offers, see 'Taxation -- Offers to Purchase Shares.'

    We will not specify a record date for the tender offer which will not permit a Stockholder of record on the effective date of the tender offer to tender his shares. The Fund will purchase all shares tendered in accordance with the terms of the offer unless we determine to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a reasonable service charge currently anticipated to be $25.00, subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. The staff of the SEC has taken the position that this service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. We expect that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Such excess costs associated with the tender will be charged against capital. Tendered shares that have been accepted and purchased by the Fund will be recorded and reported as an offset to Stockholders' equity and accordingly will reduce the Fund's total assets.

    In the event that the Fund engages in financial leveraging, the asset coverage requirements of the 1940 Act may restrict the Fund's ability to engage in repurchases of its shares. With respect to bank borrowings or senior securities consisting of debt, these requirements provide that no purchases of shares may be made by the Fund unless, at the time of the purchase, the outstanding borrowings or senior securities consisting of debt have an asset coverage of at least 300% after deducting the amount of the purchase price. With respect to preferred stock, the applicable asset coverage percentage is 200%. For additional information concerning the Fund's policies regarding borrowing and leverage, see 'Risk Factors -- Use of Leverage.'

    We may convert the Fund to an open-end investment company at any time by a vote of the outstanding shares. If we convert the Fund to an open-end investment company, the Fund's shares would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify some investment restrictions and policies. Stockholders of an open-end investment company may require the Fund to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

COHEN & STEERS REALTY INCOME FUND

    In comparison, Realty Income Fund is not required to conduct annual tender offers. Because the Fund is a closed-end investment company, Stockholders of the Fund do not have the right to redeem their shares. We may repurchase shares from time to time in open market or private transactions, however, when we can do so at prices below the current net asset value per share. Subject to its investment restrictions, the Fund may borrow temporarily to finance the repurchase of shares.

    Shares of the Fund trade in the open market at a price that is a function of several factors, including the yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When the Fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. Further, if the Fund borrows temporarily to finance the share repurchase transactions, interest on such borrowings will reduce the Fund's net income. These repurchases will decrease the net assets of the Fund and as a result possibly increase the Fund's expense ratio because the Fund's fixed expenses will be spread over a smaller asset base.

    If shares of the Fund trade on the principal securities exchange where it is listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the close of trading on the last trading date in each week during the period of 12 calendar weeks preceding December 31 in such year, the Board of Directors is to submit to Stockholders at the next succeeding annual meeting of Stockholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation. Such amendment would provide that, upon its adoption by the holders of two-thirds of the Fund's outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company. The two-thirds vote requirement is higher than the minimum vote required under the 1940 Act. The Board of Directors determined that the two-thirds vote requirement is in the best interests of the Fund and its Stockholders. The proxy statement for any annual meeting at which such a proposal is submitted is to contain, among other things, the Board of Director's recommendation either to vote in favor of the proposition or against it. The Board of Directors is not required to recommend that the Stockholders vote in favor of such a proposition.

    If the Fund is converted to an open-end investment company, each share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at its net asset value per share. In such event, the Fund may be required to liquidate portfolio securities to meet requests for redemption. After conversion to an open-end investment company, the Fund's shares of common stock would no longer be listed on the AMEX.

    To the extent that any such repurchase decreased the discount from net asset value to below 10% during the measurement period described above, the Fund would not be required to submit to Stockholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of Stockholders.

                         INVESTMENT ADVISORY AGREEMENTS

    We summarize below the investment advisory agreements of Total Return Realty Fund and Realty Income Fund. Although these investment advisory agreements are substantially similar, there are important differences between the Funds. We describe below these differences.

    Following the Reorganization, Total Return Realty Fund will continue to maintain the same investment advisory agreement of the Fund prior to the Reorganization.

ADVISORY AGREEMENTS

    Pursuant to investment advisory agreements (the 'Investment Advisory Agreements') with each of the Funds, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. Robert H. Steers, Director, Chairman and Secretary of each Fund and Chairman of the Adviser, and Martin Cohen, Director, President and Treasurer of each Fund and President of the Adviser, are responsible for the day-to-day management of each Fund's portfolio. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

    The Adviser provides persons satisfactory to the Directors of each Fund to serve as officers of the applicable Fund. These officers, as well as certain other employees and Directors of the Funds, may be directors, officers, or employees of the Adviser. Messrs. Martin Cohen and Robert H. Steers may be deemed 'controlling persons' of the Adviser on the basis of their ownership of the Adviser's stock.

    Under its Investment Advisory Agreement, Total Return Realty Fund pays the Adviser a monthly management fee at the annual rate of 0.70% of the average weekly net assets of the Fund during the month. For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Thursdays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Thursday of such weekly period with the net assets on Thursday of the immediately preceding weekly period. When a Thursday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Thursday.

    In comparison, under its Investment Advisory Agreement, Realty Income Fund pays the Adviser a monthly management fee at the annual rate of 0.65% of the average weekly net assets of the Fund during the month. For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday.

    The Adviser provides Total Return Realty Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the Administrator, the transfer agent and the custodian, which the Adviser is not required to furnish under the Investment Advisory Agreement with the Fund. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Adviser or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Adviser or its affiliates of providing the services. The Fund does not pay for services performed by officers of the Adviser or its affiliates. In comparison, the Adviser does not provide Realty Income Fund with personnel for the performance of clerical, accounting and other office services that it is not required to furnish under the Investment Advisory Agreement with Realty Income Fund.

    Each Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of each Fund intends to do so whenever it appears advantageous to the applicable Fund.

    In addition to the payments to the Adviser under the Investment Advisory Agreements described above, each Fund pays other costs of its operations including (i) brokerage and commission expenses, (ii) federal, state and local taxes, including issue and transfer taxes, incurred by or levied on the Fund,
(iii) interest charges on borrowings, (iv) the organizational and offering expenses of the Fund, whether or not advanced by the Adviser, (v) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities law, (vi) fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange, (vii) expenses of printing and distributing reports to Stockholders, (viii) costs of proxy solicitation, (ix) charges and expenses of the Fund's Administrator, custodian, transfer agent, dividend disbursing agent and registrar, (x) compensation of the Fund's officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or the Administrator or any of their affiliates other than investment companies, (xi) legal and auditing expenses,
(xii) the cost of certificates representing the Fund's shares, and (xiii) costs of stationery and supplies. Total Return Realty Fund also pays the Adviser all costs of personnel for the performance of clerical, accounting and other office services, such as coordinating matters with the Administrator, the transfer agent and the custodian, which the Adviser is not required to furnish under the Investment Advisory Agreement with the Fund.

    The Investment Advisory Agreements will remain in effect until January 1, 2002 and for successive twelve-month periods (computed from each January 1) thereafter, provided that their continuance is specifically approved annually by the Directors of the applicable Fund or by vote of the Fund's Stockholders, and in either case by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

    The Investment Advisory Agreements are terminable without penalty by each Fund on 60 days' written notice when authorized either by a majority vote of the applicable Fund's outstanding voting securities or by a vote of a majority of its Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations under the Agreements, the Adviser will not be liable for any action or failure to act in accordance with its duties under the Agreements.

ADMINISTRATOR

    Under the terms of an administration agreement between Princeton Administrators, L.P. (the 'RFI Administrator') and Total Return Realty Fund, the RFI Administrator performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by the U.S. federal securities laws and regulations and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the average weekly net assets of the Fund subject to a minimum monthly fee of $12,500.

    Under the terms of an administration agreement between The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the 'RIF Administrator') and Realty Income Fund, the RIF Administrator performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by the U.S. federal securities laws and regulations and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee at the annual rate of 0.08% of the average daily net assets of the Fund (and the Cohen & Steers mutual funds) on the first $500 million of these funds' average daily net assets, 0.05% on the next $500 million of the funds' average daily net assets and 0.03% on the funds' average daily net assets in excess of $1 billion. The RIF Administrator's fee is allocated to each of these funds on the basis of relative net assets, subject to a minimum fee of $50,000 for the Fund.

CODE OF ETHICS

    Each Fund and the Adviser has adopted codes of ethics that are designed to ensure that the interests of the Funds' Stockholders come before the interests of those involved in managing the Funds. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. Each Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by a Fund, or is being purchased or sold by a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Subject to the supervision of the Directors, decisions to buy and sell securities for each Fund and negotiation of its brokerage commission rates are made by the Adviser. Transactions on stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its Stockholders. The Adviser may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

    Each Fund anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by the Fund are replaced one and one-half times in a period of one year. The Fund may pay higher brokerage commissions and other transactional expenses as a result of a higher turnover rate. Furthermore, high portfolio turnover may result in the realization of net short-term capital gain by the Fund. Any distributions of net short-term capital gain to Stockholders will be taxable as ordinary income. For additional information concerning taxation of net short-term capital gain, see 'Taxation -- Distributions.'

                                   MANAGEMENT

    The overall management of the business and affairs of each Fund is vested with its Board of Directors. The management of each Fund's day-to-day operations is delegated to its officers, the Adviser and the Administrator, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

    The directors and officers of Total Return Realty Fund occupy the same positions as Realty Income Fund. For more information regarding the directors and officers of the Funds, see 'Proposal Two-Election of Director.'

THE INVESTMENT ADVISER

    Cohen & Steers Capital Management, Inc., or Cohen & Steers, with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of each Fund under the overall supervision and control of the Fund's Board of Directors. Cohen & Steers, a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. In addition to the Funds, its current clients include pension plans, endowment funds and mutual funds, including Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Institutional Realty Shares, Inc, all of which are open-end management investment companies. All of Cohen & Steers' client accounts are invested principally in real estate securities.

    Under its Investment Advisory Agreement with each Fund, the investment adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The investment adviser performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the investment adviser. Under the Investment Advisory Agreement, the investment adviser pays all employee costs and other ordinary operating costs of the Fund. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses and other extraordinary expenses.

    The investment adviser also selects brokers and dealers to execute each Fund's portfolio transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the investment adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions on behalf of the Fund.

    Total Return Realty Fund pays the investment adviser a monthly management fee at the annual rate of 0.70% of the average daily net asset value of the Fund for its services under the Investment Advisory Agreement and for paying the ordinary operating expenses of the Fund. In comparison, Realty Income Fund pays the investment adviser a monthly management fee at the annual rate of 0.65% of the average daily net asset value of the Fund.

PORTFOLIO MANAGERS

    The Funds' portfolio managers, who have managed the Funds since their inceptions, are:

     Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of each Fund. He is, and has been since its inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

     Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of each Fund. He is, and has been since its inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

     Steven R. Brown -- Mr. Brown joined Cohen & Steers in 1992 and currently serves as a Senior Vice President in investment research. He is a member of NAREIT and ICSC and currently serves on the ICSC Research Advisory Task Force.

    Martin Cohen and Robert H. Steers may be deemed to be 'controlling persons,' of Cohen & Steers on the basis of their ownership of more than 10% of Cohen & Steers common stock. Their address is 757 Third Avenue, New York, New York 10017.

OFFICERS OF THE FUNDS

    We describe below the principal officers of each Fund and their principal occupations during the past five years. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman and Secretary (see 'Proposal Two -- Election of Director' for biographical information).

    Martin Cohen, President and Treasurer (see 'Proposal Two -- Election of Director' at for biographical information).

    Elizabeth O. Reagan, Vice President, age 38, joined Cohen & Steers in 1987, and has been Senior Vice President since 1996 and prior to that a Vice President since 1990.

    Adam M. Derechin, Senior Vice President and Assistant Treasurer, age 36, joined Cohen & Steers in 1993 and has been a Senior Vice President since 1998 and prior to that was a Vice President since 1995.

    Lawrence B. Stoller, Assistant Secretary, age 37, joined Cohen & Steers in 1999 as Senior Vice President and General Counsel. For the five years prior to that time, he was Associate General Counsel at Neuberger Berman Management Inc. (1998-1999) and Assistant General Counsel of The Dreyfus Corporation (1995-1998).

                             DESCRIPTION OF SHARES

    We describe below the material provisions of the Funds' common stock. The common stock of the Funds are substantially similar. This description is not complete, however, and is qualified in its entirety by reference to the Articles of Incorporation and By-laws of each Fund.

    Total Return Realty Fund is authorized to issue 100,000,000 shares of common stock, $.001 par value, of which 7,399,100 shares were issued and outstanding,
as of March   , 2000. Realty Income Fund is authorized to issue 50,000,000 shares of common stock, $.01 par value, of which 3,024,603 shares were issued
and outstanding, as of March   , 2000. The shares of both Funds have no
preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and those issued in the Reorganization are, when issued, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of each Fund can elect 100% of the Directors of that Fund then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. Under the rules of the NYSE and the AMEX, as the case may be, applicable to listed companies, each Fund will be required to hold an annual meeting of Stockholders in each year.

    We do not intend currently to offer any additional shares of Total Return Realty Fund following the Reorganization. Any additional offerings of the Fund's shares will require approval of the Board of Directors. Further, any additional offering will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of sales loads, except in connection with an offering to existing Stockholders or with consent of the holders of a majority of the Fund's outstanding voting securities.

        CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    We describe below the material provisions of the Articles of Incorporation and By-laws of the Funds. The Articles of Incorporation and By-laws of the Funds are substantially similar.

    Each Fund presently has provisions in its Articles of Incorporation and By-laws (together, the 'Charter Documents') that are intended to have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or
(iii) the ability of the Fund's Directors or Stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as 'anti-takeover' provisions. Each Fund's Board of Directors have been divided into three classes. Upon the expiration of the term of office of each class, the Directors in each class will be elected for a term of three years to succeed the Directors whose terms of office expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under SEC regulations, procedures are available for including Stockholder proposals in management's annual proxy statement). This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors. The Articles of Incorporation of Total Return Realty Fund provide that a Director may be removed from office only by a vote of at least 75% of the outstanding shares entitled to vote for the election of Directors. In comparison, under the Articles of Incorporation of Realty Income Fund, a vote of 66 2/3% of the outstanding shares entitled to vote is required to remove a Director from office. Under Maryland law and each Fund's Articles of Incorporation, except as described below, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. Under the Articles of Incorporation of Total Return Realty Fund, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial public offering of the shares or subsequently become Directors and whose election is approved by a majority of the Continuing Directors then on the Board). In addition, with respect to each Fund, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares is required generally to authorize any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares ('Principal Stockholder'), or to amend the provisions of the Articles of Incorporation relating to such transactions:

     merger, consolidation or statutory share exchange of the Fund with or into any Principal Stockholder;

     issuance of any securities of the Fund to any Principal Stockholder for cash;

     sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000); or

     sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000).

    However, such vote would not be required when, under certain conditions, the Continuing Directors of the Fund approve the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required. The affirmative vote of 66 2/3% (which is higher than that required Maryland law or the 1940 Act) of the outstanding shares is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion.

    The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of the Funds opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Funds in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal Stockholder. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the applicable Fund and its Stockholders.

                        DETERMINATION OF NET ASSET VALUE

    We summarize below the procedures used in determining the net asset value of Total Return Realty Fund and Realty Income Fund. Although these procedures are substantially similar, there are important differences. We discuss these differences below. Following the Reorganization, Total Return Realty Fund will continue to use the same procedure to determine the net asset value of Total Return Realty Fund prior to the Reorganization.

    Total Return Realty Fund determines the net asset value of its shares at least once each week, generally on Thursday, as of the close of trading on the NYSE (currently 4:00 p.m. New York time). Realty Income Fund determines the net asset value of its shares at least once each week, generally on Friday, as of the close of trading on the AMEX (currently 4:00 p.m. New York time). Net asset value for each Fund is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

    For purposes of determining each Fund's net asset value per Share, readily marketable portfolio securities listed on the NYSE or AMEX, as the case may be, are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE or AMEX, as the case may be, on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the applicable Fund's Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE or AMEX but listed on other national securities exchanges or admitted to trading on the NASDAQ National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the applicable Fund's Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Notwithstanding the above, short-term debt securities with maturities of 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase when acquired by the applicable Fund was more than 60 days, unless the Board of Directors determines that this does not represent fair value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                                    TAXATION

    We discuss below the material U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of shares of each Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated under them, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Stockholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUNDS

    Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

    To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) each taxable year.

    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Stockholders. Each Fund intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gain or loss for the calendar year, (2) at least 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gain for previous years that was not distributed during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Funds intend to make their respective distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Dividends paid out of each Fund's investment company taxable income will be taxable to a U.S. Stockholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Stockholder as long-term capital gain regardless of how long the Stockholder has held Fund shares. Stockholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Stockholder as a return of capital which is applied against and reduces the Stockholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the Stockholder's basis in his or her shares, the excess will be treated by the Stockholder as gain from a sale or exchange of the shares.

    Stockholders will be notified annually as to the U.S. federal tax status of distributions, and Stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

    Upon the sale or other disposition of shares of either Fund, a Stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the Stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Stockholder on a disposition of Fund shares held by the Stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received or deemed to have been received by the Stockholder with respect to such shares.

OFFERS TO PURCHASE SHARES

    A stockholder who, pursuant to a tender offer, tenders all shares of a Fund owned or considered owned by him or her will realize a taxable gain or loss depending upon his or her basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a tendering stockholder tenders less than all shares owned by and attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as an exchange, the proceeds received will be treated as a dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. There is a risk that shareholders may be considered to have received a deemed distribution as a result of the purchase by the Fund of tendered shares and that such distribution may be taxable as a dividend in whole or in part. A shareholder of Total Return Realty Fund wishing to tender shares pursuant to a tender offer will be required to tender all (but not less than all) of the shares of Total Return Realty Fund owned by and attributed to such shareholder unless Total Return Realty Fund has received a ruling from the IRS (or, at the Fund's option, an opinion of counsel) that a tender of less than all of a shareholder's shares will not cause adverse tax consequences with respect to shares not tendered. See 'Comparison of the Funds -- Share Repurchases; Possible Conversion to Open-End Status.'

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by either Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if the Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate Stockholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to Stockholders.

MARKET DISCOUNT BONDS

    Gain derived by either Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under current Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to Stockholders of the regulated investment company in proportion to the dividends received by such Stockholders, with the same consequences as if the Stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to Stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend on behalf of the Funds to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate Stockholders and certain other Stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Stockholder's U.S. federal income tax liability.

FOREIGN STOCKHOLDERS

    U.S. taxation of a Stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign Stockholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the Stockholder.

INCOME NOT EFFECTIVELY CONNECTED

    If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign Stockholder, distributions of investment company taxable income will be subject to a U.S. federal tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the Stockholder (see 'Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gain will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign Stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax at a rate of 31% of distributions of net capital gain unless the foreign Stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation -- Backup Withholding,' above. If a foreign Stockholder is a nonresident alien individual, any gain such Stockholder realizes upon the sale or exchange of such Stockholder's shares of the Fund in the United States will ordinarily be exempt from U.S. federal tax unless (i) the gain is U.S. source income and such Stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign Stockholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign Stockholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner as for a U.S. Stockholder as discussed above and a 10% U.S. federal withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign Stockholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

INCOME EFFECTIVELY CONNECTED

    If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign Stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate Stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

    Each Fund's Stockholders may be subject to state, local and foreign taxes on their respective Fund's distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                               LEGAL PROCEEDINGS

    The Funds are not involved in any litigation which would have any material adverse effect upon the Funds.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank serves as custodian and transfer agent for Realty Income Fund. State Street Bank and Trust Company ('State Street Bank') serves as custodian and transfer agent for Total Return Realty Fund. Following the Reorganization, State Street Bank will continue to act as custodian and transfer agent for Total Return Realty Fund on substantially similar terms and conditions.

                      PROPOSAL TWO -- ELECTION OF DIRECTOR
                    COHEN & STEERS REALTY INCOME FUND, INC.

    At the Meeting, one Director will be elected, to serve for a term of three years and until his successor is duly elected and qualified. The nominee is Martin Cohen. If elected, Mr. Cohen will serve for a term to expire in 2004. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominee. Jeffrey H. Lynford, who is currently a Director of the Fund and whose term is scheduled to expire in 2001, has informed the Board of Directors that he will not stand for re-election.

    At the Annual Meeting of Stockholders held on May 23, 1989, the Fund's Stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2001. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors. For additional information regarding anti-takeover provisions, see 'Certain Provisions of the Articles of Incorporation and By-laws.'

    The nominee has consented to serve as a Director. The Board of Directors knows of no reason why the nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. Approval of the election of the nominee as a Director requires the affirmative vote of a plurality of the votes cast by holders of shares of the Fund represented at the Meeting and entitled to vote.

    The following table presents information concerning Mr. Cohen and the other members of the Board of Directors:

                                                                                       APPROXIMATE
                                                                                     NUMBER OF SHARES
         NAME, POSITIONS AND OFFICES WITH THE                                       BENEFICIALLY OWNED
           FUND, AGE, PRINCIPAL OCCUPATIONS              YEAR FIRST    YEAR TERM       DIRECTLY OR
            DURING THE PAST FIVE YEARS AND                BECAME A    AS DIRECTOR    INDIRECTLY AS OF
                  OTHER DIRECTORSHIPS                     DIRECTOR    WILL EXPIRE   DECEMBER 31, 2000
                  -------------------                     --------    -----------   -----------------
Gregory Clark* ........................................     1988         2002              1,000
  Director, 54. Director, Cohen & Steers Total Return
  Realty Fund, Inc. ('RFI'), Cohen & Steers Realty
  Shares, Inc. ('CSR'), Cohen & Steers Institutional
  Realty Shares, Inc. ('CSIR'), Cohen & Steers Special
  Equity Fund, Inc. ('CSS') and Cohen & Steers Equity
  Income Fund, Inc. ('CSI'). Private Investor.
  Previously, President of Wellspring Management Group,
  Inc. Mr. Clark's address is 376 Mountain Laurel
  Drive, Aspen, Colorado.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                       APPROXIMATE
                                                                                     NUMBER OF SHARES
         NAME, POSITIONS AND OFFICES WITH THE                                       BENEFICIALLY OWNED
           FUND, AGE, PRINCIPAL OCCUPATIONS              YEAR FIRST    YEAR TERM       DIRECTLY OR
            DURING THE PAST FIVE YEARS AND                BECAME A    AS DIRECTOR    INDIRECTLY AS OF
                  OTHER DIRECTORSHIPS                     DIRECTOR    WILL EXPIRE   DECEMBER 31, 2000
                  -------------------                     --------    -----------   -----------------
Martin Cohen** ........................................     1988         2004'D'          78,349'D''D'
  Director, President and Treasurer, 52. Director, RFI,
  CSR, CSIR, CSS and CSI. President of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Cohen's address is 757 Third
  Avenue, New York, New York.

Jeffrey H. Lynford* ...................................     1988         2001              1,500
  Director, 53. Director, RFI, CSR, CSIR, CSS and CSI.
  Chairman of Wellsford Real Properties, Inc. since
  1997, and Chairman of Wellsford Residential Property
  Trust from 1992 to May 1997. Mr. Lynford is also a
  Trustee of Equity Residential Trust and an Emeritus
  Trustee of the National Trust for Historic
  Preservation. Mr. Lynford's address is 535 Madison
  Avenue, New York, New York.

George Grossman* ......................................     1988         2003              1,000
  Director, 47. Director, RFI, CSR, CSIR, CSS and CSI.
  Attorney at law. Mr. Grossman's address is 17 Elm
  Place, Rye, New York.

Willard H. Smith, Jr.* ................................     1996         2002                500
  Director, 64. Director, RFI, CSR, CSIR, CSS and CSI.
  Board member of Essex Property Trust, Inc., Highwoods
  Properties, Inc., Realty Income Corporation, Willis
  Lease Finance Corporation and Crest Net Lease Inc.
  Managing director at Merrill Lynch & Co., Equity
  Capital Markets Division from 1983 to 1995.
  Mr. Smith's address is 5208 Renaissence Avenue, San
  Diego, CA.

Robert H. Steers** ....................................     1988         2003             30,419'D''D'
  Director, Chairman and Secretary, 48. Director, RFI,
  CSR, CSIR, CSS and CSI, Chairman of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Steers' address is 757 Third
  Avenue, New York, New York.

---------

 *     Member of the Audit Committee.

**     'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

 'D'   If elected at the Meeting.

'D''D' Includes 30,049 shares owned beneficially and of record by Cohen & Steers
       Capital Management, Inc., the Fund's investment adviser.

                              -------------------

    During the Fund's fiscal year ended December 31, 2000, the Board of Directors met five times. All of the Directors attended all of the meetings of the Board of Directors, with the exception of Mr. Lynford, who attended four meetings. The Fund maintains an Audit Committee of the Board of Directors, which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee met twice during the fiscal year ended December 31, 2000 for the purposes described below in Proposal Two. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at these meetings and, for the fiscal year ended December 31, 2000, these fees and
expenses paid by the Fund totaled $        .

    As of March    , 2001, the Directors and officers of the Fund as a group
owned         % of the shares of the Fund.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    At the Meeting, one Director will be elected to serve for a term of three years and until his successor is duly elected and qualified. The nominee is Martin Cohen. If elected, Mr. Cohen will serve for a term to expire in 2004. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominee. Jeffrey H. Lynford, who is currently a Director of the Fund and whose term is scheduled to expire in 2001, has informed the Board of Directors that he will not stand for re-election.

    At the Annual Meeting of Stockholders held on April 27, 1994, a the Fund's Stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2001. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors. For additional information regarding anti-takeover provisions, see 'Certain Provisions of the Articles of Incorporation and By-laws.'

    The nominee has consented to serve as a Director. The Board of Directors knows of no reason why the nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. Approval of the election of the nominee as a Director requires the affirmative vote of a plurality of the votes cast by holders of shares of the Fund represented at the Meeting and entitled to vote.

    The following table presents certain information concerning Mr. Cohen and the other members of the Board of Directors:

                                                                                       APPROXIMATE
                                                                                     NUMBER OF SHARES
         NAME, POSITIONS AND OFFICES WITH THE                                       BENEFICIALLY OWNED
           FUND, AGE, PRINCIPAL OCCUPATIONS              YEAR FIRST    YEAR TERM       DIRECTLY OR
            DURING THE PAST FIVE YEARS AND                BECAME A    AS DIRECTOR    INDIRECTLY AS OF
                  OTHER DIRECTORSHIPS                     DIRECTOR    WILL EXPIRE   DECEMBER 31, 2000
                  -------------------                     --------    -----------   -----------------
Gregory Clark* ........................................     1993         2002              3,000
  Director, 54. Director, Cohen & Steers Realty Income
  Fund, Inc. ('RIF'), Cohen & Steers Realty Shares,
  Inc. ('CSR'), Cohen & Steers Institutional Realty
  Shares, Inc. ('CSIR'), Cohen & Steers Special Equity
  Fund, Inc. ('CSS') and Cohen & Steers Equity Income
  Fund, Inc. ('CSI'). Private Investor. Previously,
  President of Wellspring Management Group, Inc.
  Mr. Clark's address is 376 Mountain Laurel Drive,
  Aspen, Colorado.

Martin Cohen** ........................................     1993         2004'D'          38,578'D''D'
  Director, President and Treasurer, 52. Director, RIF,
  CSR, CSIR, CSS and CSI. President of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Cohen's address is 757 Third
  Avenue, New York, New York.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                       APPROXIMATE
                                                                                     NUMBER OF SHARES
         NAME, POSITIONS AND OFFICES WITH THE                                       BENEFICIALLY OWNED
           FUND, AGE, PRINCIPAL OCCUPATIONS              YEAR FIRST    YEAR TERM       DIRECTLY OR
            DURING THE PAST FIVE YEARS AND                BECAME A    AS DIRECTOR    INDIRECTLY AS OF
                  OTHER DIRECTORSHIPS                     DIRECTOR    WILL EXPIRE   DECEMBER 31, 2000
                  -------------------                     --------    -----------   -----------------
Jeffrey H. Lynford* ...................................     1993         2001              1,000
  Director, 53. Director, RIF, CSR, CSIR, CSS and CSI.
  Chairman of Wellsford Real Properties, Inc. since
  1997, and Chairman of Wellsford Residential Property
  Trust from 1992 to May 1997. Mr. Lynford is also a
  Trustee of Equity Residential Trust and an Emeritus
  Trustee of the National Trust for Historic
  Preservation. Mr. Lynford's address is 535 Madison
  Avenue, New York, New York.

George Grossman* ......................................     1993         2003              1,000
  Director, 47. Director, RIF, CSR, CSIR, CSS and CSI.
  Attorney at law. Mr. Grossman's address is 17 Elm
  Place, Rye, New York.

Willard H. Smith, Jr.* ................................     1996         2002                500
  Director, 64. Director, RIF, CSR, CSIR, CSS and CSI.
  Board member of Essex Property Trust, Inc., Highwoods
  Properties, Inc., Realty Income Corporation, Willis
  Lease Finance Corporation and Crest Net Lease Inc.
  Managing director at Merrill Lynch & Co., Equity
  Capital Markets Division from 1983 to 1995.
  Mr. Smith's address is 5208 Renaissence Avenue, San
  Diego, CA.

Robert H. Steers** ....................................     1993         2003             18,458'D''D'
  Director, Chairman and Secretary, 48. Director, RIF,
  CSR, CSIR, CSS and CSI, Chairman of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Steers' address is 757 Third
  Avenue, New York, New York.

---------

 *     Member of the Audit Committee.

** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

 'D'   If elected at the Meeting.

'D''D' Includes 13,578 shares owned beneficially and of record by Cohen & Steers
       Capital Management, Inc., the Fund's investment adviser.

                              -------------------

    During the Fund's fiscal year ended December 31, 2000, the Board of Directors met six times. All of the Directors attended all of the meetings of the Board of Directors, with the exception of Mr. Lynford, who attended five meetings. The Fund maintains an Audit Committee of the Board of Directors which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee met twice during the fiscal year ended December 31, 2000 for the purposes described below in Proposal Two. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2000,
such fees and expenses paid by the Fund totaled $        .

    As of March    , 2001, the Directors and officers of the Fund as a group
owned         % of the shares of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE
                  NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table presents information regarding compensation of Directors by each Fund and by the fund complex of which the Funds are a part for the fiscal year ended December 31, 2000. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other fund in the fund complex that is a U.S. registered investment company. In the column headed 'Total Compensation Paid to Directors by Fund Complex,' the compensation paid to each Director represents the five funds that each director served in the fund complex during 2000. The Directors do not receive any pension or retirement benefits from the fund complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2000

                                                                                              TOTAL
                                                     AGGREGATE          AGGREGATE          COMPENSATION
                                                    COMPENSATION      COMPENSATION        TO BE PAID TO
                                                    FROM REALTY     FROM TOTAL RETURN      DIRECTOR BY
           NAME OF PERSON AND POSITION              INCOME FUND        REALTY FUND         FUND COMPLEX
           ---------------------------              -----------        -----------         ------------
Gregory C. Clark*, Director.......................     $7,500             $7,500              $37,500
Martin Cohen**, Director and President............     $    0             $    0              $     0
George Grossman*, Director........................     $7,500             $7,500              $37,500
Jeffrey H. Lynford*, Director.....................     $7,000             $7,000              $37,500
Willard H. Smith, Jr.*, Director..................     $7,500             $7,500              $37,500
Robert H. Steers**, Director and Chairman.........     $    0             $    0              $     0

---------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Section 30(h) of the 1940 Act, as applied to the Funds, require each Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE or AMEX, as the case may be. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

    Based solely upon our review of the copies of such forms received by us and written representations from certain Reporting Persons that no year-end reports were required for those persons, we believe that during the fiscal year ended December 31, 2000, all filing requirements applicable to its Reporting Persons were met with.

                                 OTHER MATTERS

    We do not know of any other matters to be presented at the Meeting other than those mentioned in this Combined Prospectus/Proxy Statement. However, if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect to these matters in accordance with the best judgment of the person or persons voting the proxies.

       SUBMISSION OF PROPOSALS FOR SUBMISSION AT THE NEXT ANNUAL MEETING

    Proposals of Stockholders intended to be presented at the next annual meeting of stockholders must be received by Total Return Realty Fund by November 17, 2001 for inclusion in the Fund's Proxy Statement and form of proxy relating to that meeting.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of RFI Shares will be passed upon by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely on Venable, Baetjer and Howard LLP as to certain matters of Maryland law.

                                    EXPERTS

    The audited financial statements and related notes and financial highlights of the Funds for the fiscal year ended December 31, 2000 included elsewhere in this Combined Prospectus/Proxy Statement are from the annual reports for the Funds in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

AUDIT FEES

    The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audits of the Funds and the review of the Funds' financial statements for
the fiscal year ended December 31, 2000 was $        .

OTHER FEES

    The aggregate fees billed for all other non-audit services, including fees for tax-related and other attest services, rendered by PricewaterhouseCoopers LLP to the Funds, their investment adviser and entities controlled by the investment adviser that provide services to the Funds for the fiscal year ended
December 31, 2000 was $        . The Audit Committee of each Fund has determined
that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                             ADDITIONAL INFORMATION

    The Funds are subject to the informational requirements of the 1940 Act and in accordance with such requirements, file reports and other information with the SEC. If you would like additional information about the Funds, annual and semi-annual reports are available to you without any charge, upon request. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year.

    To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

By telephone:     (800) 437-9912

By mail:          Cohen & Steers Total Return Realty Fund, Inc.
                  c/o Boston Financial Data Services
                  P.O. Box 8123
                  Boston, Massachusetts 02266-8123

By e-mail:        marketing@csreit.com

On the Internet:  http://www.cohenandsteers.com

    The prospectuses of the Funds may also be available from your broker or financial adviser. Reports and other information about the Funds may also be obtained from the SEC:

     By going to the SEC's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     By accessing the SEC's Internet site at http://www.sec.gov where you can view, download and print the information.

     By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

     SEC File No. 811-07154

    You may also inspect reports, proxy statements and other information concerning the Funds at the exchanges on which shares of the Funds are listed. Total Return Realty Fund is listed on the New York Stock Exchange and Realty Income Fund is listed on the American Stock Exchange.

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Pro Forma Portfolio of Investments -- As of December 31, 2000.........  F-2

Pro Forma Statement of Assets and Liabilities for the year ended
  December 31, 2000...................................................  F-4

Pro Forma Statement of Operations for the year ended December 31,
  2000................................................................  F-5

Notes to Pro Forma Financial Statements for the year ended December
  31, 2000............................................................  F-6

                       PRO FORMA PORTFOLIO OF INVESTMENTS
                               PRO-FORMA COMBINED
                            AS OF DECEMBER 31, 2000
                                  (UNAUDITED)

                                                                                         TOTAL RETURN      REALTY
                                   TOTAL RETURN     REALTY                    COMBINED    REALTY FUND    FUND INCOME
                                   REALTY FUND    INCOME FUND   ADJUSTMENT      FUND        VALUE          VALUE
                                   -----------    -----------   ----------   -----------        -----          -----
                                     (SHARES)      (SHARES)                    (SHARES)
EQUITIES

COMMON STOCK
APARTMENT/RESIDENTIAL
Apartment Investment & Management
 Co. -- Class A...................      44,800        8,700       --              53,500     $ 2,237,200    $  434,456
Camden Property Trust.............      51,200       12,900       --              64,100       1,715,200       432,150
Gables Residential Trust..........      59,900       14,800       --              74,700       1,677,200       414,400
Home Properties of New York.......      31,400        7,900       --              39,300         877,238       220,706
Summit Properties.................      87,500       21,900       --             109,400       2,275,000       569,400
United Dominion Realty Trust......     264,600       63,400       --             328,000       2,860,987       685,513
                                                                                             -----------    -----------
                                                                                              11,642,825     2,756,625
                                                                                             -----------    -----------
DIVERSIFIED
Colonial Properties Trust.........      64,100       13,000       --              77,100       1,670,606       338,812
                                                                                             -----------    -----------
HEALTH CARE
Health Care Property Investors....     133,800       33,600       --             167,400       3,997,275     1,003,800
Healthcare Realty Trust...........     154,300       38,900       --             193,200       3,278,875       826,625
Nationwide Health Properties......     232,700       52,900       --             285,600       2,996,012       681,088
Ventas............................     225,000       56,700       --             281,700       1,265,625       318,938
                                                                                             -----------    -----------
                                                                                              11,537,787     2,830,451
                                                                                             -----------    -----------
HOTEL
FelCor Lodging Trust..............      91,500       22,800       --             114,300       2,190,281       545,775
Host Marriott Corp. ..............     143,800       36,100       --             179,900       1,860,413       467,044
MeriStar Hospitality Corp. .......     174,200       42,900       --             217,100       3,429,562       844,594
                                                                                             -----------    -----------
                                                                                               7,480,256     1,857,413
                                                                                             -----------    -----------
INDUSTRIAL
First Industrial Realty Trust.....      86,400       23,800       --             110,200       2,937,600       809,200
                                                                                             -----------    -----------
MANUFACTURED HOME
Chateau Communities...............       6,500          200       --               6,700         197,844         6,087
                                                                                             -----------    -----------
OFFICE
Arden Realty Group................     131,400       29,200       --             160,600       3,301,425       733,650
Brandywine Realty Trust...........     196,100       49,200       --             245,300       4,056,819     1,017,825
Crescent Real Estate Equities
 Co. .............................     167,200       41,700       --             208,900       3,720,200       927,825
Highwoods Properties..............     148,200       37,900       --             186,100       3,686,475       942,762
Mack-Cali Realty Corp. ...........     133,400       33,400       --             166,800       3,810,237       953,987
                                                                                             -----------    -----------
                                                                                              18,575,156     4,576,049
                                                                                             -----------    -----------
OFFICE/INDUSTRIAL
Kilroy Realty Corp................      29,000        5,500       --              34,500         828,313       157,094
Liberty Property Trust............     139,400       34,800       --             174,200       3,981,612       993,975
Prentiss Properties Trust.........      17,000        4,000       --              21,000         457,938       107,750
Prime Group Realty Trust..........      60,200       15,300       --              75,500         865,375       219,938
Reckson Associates Realty Corp. --
 Class B..........................      77,900       19,600       --              97,500       2,117,906       532,875
                                                                                             -----------    -----------
                                                                                               8,251,144     2,011,632
                                                                                             -----------    -----------
SELF STORAGE
Storage USA.......................      10,400        3,600       --              14,000         330,200       114,300
                                                                                             -----------    -----------
SHOPPING CENTER
 COMMUNITY CENTER
Kimco Realty Corp. ...............      22,900        8,000       --              30,900       1,011,894       353,500
Pan Pacific Retail Properties.....      79,300       17,600       --              96,900       1,769,381       392,700
Philips International Realty
 Corp. ...........................     133,600       31,200       --             164,800         542,750       126,750
                                                                                             -----------    -----------
                                                                                               3,324,025       872,950
                                                                                             -----------    -----------
REGIONAL MALL
CBL & Associates Properties.......      95,800       16,500       --             112,300       2,424,938       417,656
JP Realty.........................     111,400       27,800       --             139,200       1,754,550       437,850
Macerich Co. .....................     116,500       21,200       --             137,700       2,235,344       406,775
Simon Property Group..............      81,300       20,400       --             101,700       1,951,200       489,600
Taubman Centers...................     154,300       38,900       --             193,200       1,687,656       425,469
                                                                                             -----------    -----------
                                                                                              10,053,688     2,177,350
                                                                                             -----------    -----------
   TOTAL SHOPPING CENTER.................................................................    $13,377,713    $3,050,300
   TOTAL COMMON STOCK....................................................................    $76,001,131    $18,350,869


                                                  COMBINED
                                                    FUND
                                    ADJUSTMENT      VALUE
                                    ----------      -----
EQUITIES
COMMON STOCK
APARTMENT/RESIDENTIAL
Apartment Investment & Management
 Co. -- Class A...................   $ --        $  2,671,656
Camden Property Trust.............     --           2,147,350
Gables Residential Trust..........     --           2,091,600
Home Properties of New York.......     --           1,097,944
Summit Properties.................     --           2,844,400
United Dominion Realty Trust......     --           3,546,500
                                     --------    ------------
                                       --          14,399,450
                                     --------    ------------
DIVERSIFIED
Colonial Properties Trust.........     --           2,009,418
                                     --------    ------------
HEALTH CARE
Health Care Property Investors....     --           5,001,075
Healthcare Realty Trust...........     --           4,105,500
Nationwide Health Properties......     --           3,677,100
Ventas............................     --           1,584,563
                                     --------    ------------
                                       --          14,368,238
                                     --------    ------------
HOTEL
FelCor Lodging Trust..............     --           2,736,056
Host Marriott Corp. ..............     --           2,327,457
MeriStar Hospitality Corp. .......     --           4,274,156
                                     --------    ------------
                                       --           9,337,669
                                     --------    ------------
INDUSTRIAL
First Industrial Realty Trust.....     --           3,746,800
                                     --------    ------------
MANUFACTURED HOME
Chateau Communities...............     --             203,931
                                     --------    ------------
OFFICE
Arden Realty Group................     --           4,035,075
Brandywine Realty Trust...........     --           5,074,644
Crescent Real Estate Equities
 Co. .............................     --           4,648,025
Highwoods Properties..............     --           4,629,237
Mack-Cali Realty Corp. ...........     --           4,764,224
                                     --------    ------------
                                       --          23,151,205
                                     --------    ------------
OFFICE/INDUSTRIAL
Kilroy Realty Corp................     --             985,407
Liberty Property Trust............     --           4,975,587
Prentiss Properties Trust.........     --             565,688
Prime Group Realty Trust..........     --           1,085,313
Reckson Associates Realty Corp. --
 Class B..........................     --           2,650,781
                                     --------    ------------
                                       --          10,262,776
                                     --------    ------------
SELF STORAGE
Storage USA.......................     --             444,500
                                     --------    ------------
SHOPPING CENTER
 COMMUNITY CENTER
Kimco Realty Corp. ...............     --           1,365,394
Pan Pacific Retail Properties.....     --           2,162,081
Philips International Realty
 Corp. ...........................     --             669,500
                                     --------    ------------
                                       --           4,196,975
                                     --------    ------------
REGIONAL MALL
CBL & Associates Properties.......     --           2,842,594
JP Realty.........................     --           2,192,400
Macerich Co. .....................     --           2,642,119
Simon Property Group..............     --           2,440,800
Taubman Centers...................     --           2,113,125
                                     --------    ------------
                                       --          12,231,038
                                     --------    ------------
   TOTAL SHOPPING CENTER..........     --          16,428,013
   TOTAL COMMON STOCK.............     --          94,352,000

                               PRO-FORMA COMBINED
                            AS OF DECEMBER 31, 2000
                                  (UNAUDITED)

                                                                                           TOTAL RETURN      REALTY
                                   TOTAL RETURN     REALTY                    COMBINED      REALTY FUND    FUND INCOME
                                   REALTY FUND    INCOME FUND   ADJUSTMENT      FUND            VALUE          VALUE
                                   -----------    -----------   ----------   -----------        -----          -----
                                     (SHARES)      (SHARES)                    (SHARES)
PREFERRED STOCK
Apartment Investment & Management
 Co., 9.00%,
 Series C.........................       8,000       31,500       --              39,500     $   158,000    $  622,125
Apartment Investment & Management
 Co., 8.75%,
 Series D.........................      10,000            0       --              10,000         188,750        --
Apartment Investment & Management
 Co., 9.375%, Series G............     130,100       37,600       --             167,700       2,650,787       766,100
Camden Property Trust, $2.25,
 Series A (Convertible)...........      90,100       18,600       --             108,700       2,342,600       483,600
CarrAmerica Realty Corp., 8.57%,
 Series B.........................      41,000       10,000       --              51,000         843,063       205,625
Colonial Properties Trust, 8.75%,
 Series A.........................      69,500       17,500       --              87,000       1,442,125       363,125
Crescent Real Estate Equities Co.,
 6.75%, Series A (Convertible)....           0        4,300       --               4,300         --             68,262
Crown American Realty Trust,
 11.00%, Series A.................      44,300       11,100       --              55,400       1,672,325       419,025
Health Care Property Investors,
 8.70%, Series B..................           0        3,200       --               3,200         --             58,800
Health Care Property Investors,
 8.60%, Series C..................           0        6,300       --               6,300         --            116,550
SPG Properties Inc., 7.89%,
 Series C.........................       5,500            0       --               5,500         209,000        --
Taubman Centers Inc., 8.30%,
 Series A.........................     111,200       28,300       --             139,500       1,862,600       474,025
United Dominion Realty Trust......           0        9,600       --               9,600         --            213,600
                                                                                             -----------    -----------
   TOTAL PREFERRED STOCK.................................................................     11,369,250     3,790,837
                                                                                             -----------    -----------

                                                 COMBINED FUND
                                 ADJUSTMENT          VALUE
                                 ----------      -------------
PREFERRED STOCK
Apartment Investment & Management
 Co., 9.00%,
 Series C.........................   $ --        $    780,125
Apartment Investment & Management
 Co., 8.75%,
 Series D.........................     --             188,750
Apartment Investment & Management
 Co., 9.375%, Series G............     --           3,416,887
Camden Property Trust, $2.25,
 Series A (Convertible)...........     --           2,826,200
CarrAmerica Realty Corp., 8.57%,
 Series B.........................     --           1,048,688
Colonial Properties Trust, 8.75%,
 Series A.........................     --           1,805,250
Crescent Real Estate Equities Co.,
 6.75%, Series A (Convertible)....     --              68,262
Crown American Realty Trust,
 11.00%, Series A.................     --           2,091,350
Health Care Property Investors,
 8.70%, Series B..................     --              58,800
Health Care Property Investors,
 8.60%, Series C..................     --             116,550
SPG Properties Inc., 7.89%,
 Series C.........................     --             209,000
Taubman Centers Inc., 8.30%,
 Series A.........................     --           2,336,625
United Dominion Realty Trust......     --             213,600
                                     --------    ------------
   TOTAL PREFERRED STOCK..........     --          15,160,087
                                     --------    ------------



                                   TOTAL RETURN                                              TOTAL RETURN      REALTY
                                   REALTY FUND      REALTY                    COMBINED        REALTY FUND    FUND INCOME
                                      VALUE       INCOME FUND   ADJUSTMENT      FUND             VALUE         VALUE
                                      -----       -----------   ----------    --------        ------------  -----------
CORPORATE BOND
Macerich Co. 144A, Convertible,
 7.25% 12/15/02...................    $945,000     $235,000       --          $1,180,000        $857,588      $213,263
(Identified cost -- $770,175 and
 $206,769 for Total Return Realty
 Fund and Realty Income Fund,
 respectively)

COMMERCIAL PAPER
State Street Bank, 6.20%,
 due 1/2/01.......................   2,454,000            0       --          $2,454,000       2,454,000        --
(Identified cost -- $2,453,577)
Campbell Soup Co., 6.25% due
 1/02/01..........................           0      674,000       --            $674,000         --            673,883
(Identified cost -- $673,883)
                                                                                             -----------    -----------
Total Commercial Paper...................................................................      2,454,000       673,883
                                                                                             -----------    -----------
TOTAL INVESTMENTS (Identified cost -- $88,427,030 and $22,581,645 for Total Return Realty
 Fund and Realty Income Fund, respectively)..............................................     90,681,969    23,028,852
OTHER ASSETS IN EXCESS OF LIABILITIES....................................................        722,892      (285,589)
                                                                                             -----------    -----------
NET ASSETS...............................................................................    $91,404,861    $22,743,263
                                                                                             -----------    -----------
                                                                                             -----------    -----------

                                                   COMBINED FUND
                                 ADJUSTMENT            VALUE
                                 ----------        -------------
CORPORATE BOND
Macerich Co. 144A, Convertible,
 7.25% 12/15/02...................     --          $1,070,851
(Identified cost -- $770,175 and
 $206,769 for Total Return Realty
 Fund and Realty Income Fund,
 respectively)
COMMERCIAL PAPER
State Street Bank, 6.20%,
 due 1/2/01.......................     --           2,454,000
(Identified cost -- $2,453,577)
Campbell Soup Co., 6.25% due
 1/02/01..........................     --             673,883
(Identified cost -- $673,883)
                                     --------    ------------
Total Commercial Paper............     --           3,127,883
                                     --------    ------------

TOTAL INVESTMENTS (Identified cost
 -- $88,427,030 and $22,581,645
 for Total Realty Fund and Realty
 Income Fund, respectively)            --         113,710,821
OTHER ASSETS IN EXCESS OF
 LIABILITIES                           --             437,303
                                     --------    ------------
NET ASSETS........................   $ --        $114,148,124
                                     --------    ------------
                                     --------    ------------

                  PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                            AS OF DECEMBER 31, 2000
                                  (UNAUDITED)


                                            TOTAL RETURN    REALTY INCOME                 COMBINED
                                             REALTY FUND        FUND        ADJUSTMENT      FUND
                                             -----------        ----        ----------   -----------
ASSETS:
    Investments in securities, at value
      (Note B)............................   $90,681,969     $23,028,852     $ --        $113,710,821
    (Identified cost -$88,427,030 and
      $22,581,645 for Total Return Realty
      Fund & Realty Income Fund,
      respectively)
    Cash..................................           425             952       --               1,377
    Dividends and interest receivable.....       858,080         231,751       --           1,089,831
    Receivable for investment securities
      sold................................        43,157           9,497       --              52,654
    Other assets..........................         2,674           1,078      (1,069)           2,683
                                             -----------     -----------     -------     ------------
        Total assets......................    91,586,305      23,272,130      (1,069)     114,857,366
                                             -----------     -----------     -------     ------------
LIABILITIES:
    Payable for dividends declared........        55,823         453,691       --             509,514
    Payable to investment advisor.........        51,601          10,712       --              62,313
    Payable to administrator..............        12,500          16,583       --              29,083
    Other liabilities.....................        61,520          47,881       --             109,401
                                             -----------     -----------     -------     ------------
        Total liabilities.................       181,444         528,867       --             710,311
                                             -----------     -----------     -------     ------------
NET ASSETS applicable to shares of $0.001
  par value common stock outstanding......   $91,404,861     $22,743,263     $(1,069)    $114,147,055
                                             -----------     -----------     -------     ------------
                                             -----------     -----------     -------     ------------
NET ASSET VALUE PER SHARE:
    ($7,399,100 shares of Total Return
      Realty Fund, 3,024,603 shares of
      Realty Income Fund and 9,242,677
      shares of Combined Fund issued and
      outstanding.........................   $     12.35     $      7.52       --        $      12.35
                                             -----------     -----------     -------     ------------
MARKET PRICE PER SHARE....................   $   11.8750     $    6.9375       --        $    11.8750
                                             -----------     -----------     -------     ------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE
  PER SHARE...............................        - 3.85%         - 7.75%                      - 3.85%
                                             -----------     -----------     -------     ------------
                                             -----------     -----------     -------     ------------
NET ASSETS consist of:
    Paid-in capital.......................    93,301,028      23,867,376      (1,069)     117,167,335
    Distributions in excess of net
      investment income...................       --             (453,691)      --            (453,691)
    Accumulated net realized loss on
      investments sold....................    (4,151,106)     (1,117,629)      --          (5,268,735)
    Net unrealized appreciation on
      investments.........................     2,254,939         447,207       --           2,702,146
                                             -----------     -----------     -------     ------------
                                              91,404,861      22,743,263      (1,069)     114,147,055
                                             -----------     -----------     -------     ------------
                                             -----------     -----------     -------     ------------

                See accompanying notes to financial statements.

                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)


                                             TOTAL RETURN   REALTY INCOME                  COMBINED
                                             REALTY FUND        FUND        ADJUSTMENT       FUND
                                             -----------        ----        ----------   -----------
INVESTMENT INCOME (NOTE B):
    Dividend income........................  $ 7,758,952     $1,981,301      $ --        $ 9,740,253
    Interest income........................      178,089         53,791        --            231,880
                                             -----------     ----------      --------    -----------
        Total income.......................    7,937,041      2,035,092        --          9,972,133
                                             -----------     ----------      --------    -----------
EXPENSES:
    Investment advisory fees (Note C)......      591,214        133,807        10,293        735,314
    Administration fees & transfer agent
      fees (Note C)........................      171,057         64,094      (132,651)       102,500
    Professional fees......................       59,617         54,920       (50,000)        64,537
    Custodian fees and expenses............       59,573         13,690        (7,000)        66,263
    Reports to shareholders................       39,097         52,957       (42,000)        50,054
    Directors' fees and expenses...........       29,970         31,220       (30,000)        31,190
    Registration fees and filing fees......       16,170          7,521        --             23,691
    Miscellaneous (Note A).................       13,795          5,148        47,000         65,943
                                             -----------     ----------      --------    -----------
        Total expenses.....................      980,493        363,357      (204,358)     1,139,492
                                             -----------     ----------      --------    -----------
    Reduction of expenses..................       (8,507)       --             --             (8,507)
                                             -----------     ----------      --------    -----------
        Net expenses.......................      971,986        363,357      (204,358)     1,130,985
                                             -----------     ----------      --------    -----------
Net investment income......................  $ 6,965,055     $1,671,735      $204,358    $ 8,841,148
                                             -----------     ----------      --------    -----------
                                             -----------     ----------      --------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
    Net realized loss on investments.......   (4,508,075)      (992,398)       --         (5,500,473)
    Net change in unrealized
      appreciation/(depreciation) on
      investments..........................   17,392,538      4,312,879        --         21,705,417
                                             -----------     ----------      --------    -----------
    Net realized and unrealized gain on
      investments..........................   12,884,463      3,320,481        --         16,204,944
                                             -----------     ----------      --------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................  $19,849,518     $4,992,216      $204,358    $25,046,092
                                             -----------     ----------      --------    -----------
                                             -----------     ----------      --------    -----------

                See accompanying notes to financial statements.

                      NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A -- GENERAL

    The unaudited pro-forma financial statements give effect to the proposed acquisition of the assets of Cohen & Steers Realty Income Fund, Inc. ('Realty Income Fund') by Cohen & Steers Total Return Realty Fund, Inc. ('Total Return Realty Fund') pursuant to an agreement and plan of reorganization, dated as of
March   , 2001. The acquisitions would be accomplished by a tax-free exchange of the assets of Cohen & Steers Realty Income Fund for shares of Total Return Realty Fund.

    The unaudited pro-forma Statements of Investments, of Assets and Liabilities and of Operations have been prepared as though the acquisitions had been effective as of and for the year ended December 31, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio. The pro-forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisitions. The expense of the acquisitions, including the cost of proxy solicitation, will be borne equally by Realty Income Fund and Total Return Realty Fund. The cost of the acquisition and proxy solicitation is estimated at $150,000 and has been reflected on the pro-forma Statement of Operations.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

    The financial statements have been prepared in accordance with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Portfolio Valuation

    Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there are has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices for the day. Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the 'Adviser') to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors believes reflect most closely the value of such securities. Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

2. Taxes

    It is Total Return Realty Fund policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Security Transactions and Investment Income

    Security transactions are recorded on trade date. Realized gain and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

                                 (UNAUDITED)

4. Dividends and Distributions to Shareholders

    Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C

1. Advisory Fee

    Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the investment adviser to the Fund, pursuant to an Investment Advisory Agreement (the 'Advisory Agreement'). The Adviser is responsible for the actual management of Total Return Realty Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of Total Return Realty Fund's average weekly net assets.

2. Administration Fee

    State Street Bank & Trust Company has been appointed as the new administrator for Total Return Realty. Prior to this, Princeton Administrators, L.P. served as the administrator. The Adviser believes that, with the appointment of the new administrator, Total Return Realty will benefit from an estimated cost savings of 0.10% of the Fund's average net assets. The effect of this cost savings has been reflected in the Fund's projected expense ratio. This change will take effect during the second quarter of 2001.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the 'Plan') made this   st day of
March   , 2001 by Cohen & Steers Realty Income Fund, Inc. (the 'Transferor'), a
Maryland corporation, and Cohen & Steers Total Return Realty Fund, Inc. (the 'Acquiror'), a Maryland corporation.

    WHEREAS, the Board of Directors of the Transferor has determined that the transfer of all of the assets and liabilities of the Transferor to the Acquiror in exchange solely for shares of the Acquiror is in the best interests of shareholders of the Transferor and that the interests of the existing shareholders of the Transferor would not be diluted as a result of this transaction;

    WHEREAS, the Board of Directors of the Acquiror has determined that the acquisition of all of the assets and liabilities of the Transferor by the Acquiror in exchange solely for shares of the Acquiror is in the best interests of the shareholders of the Acquiror and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, the Transferor and the Acquiror intend to provide for the reorganization of the Transferor (the 'Reorganization') through the acquisition by the Acquiror of all of the assets, subject to all of the liabilities, of the Transferor in exchange solely for shares of common stock, par value $.001 per share, of the Acquiror (the 'Acquiror Shares'), the liquidation of the Transferor and the distribution to the Transferor's shareholders of such Acquiror Shares, all in such a manner as to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the 'Code');

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor and the Acquiror hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR IN EXCHANGE FOR THE ACQUIROR SHARES AND LIQUIDATION OF THE TRANSFEROR

    (a) Plan of Reorganization.

        (i) The Transferor will convey, transfer and deliver to the Acquiror all of the then existing assets of the Transferor (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiror will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor and (B) issue and deliver to the Transferor shares of common stock of the Acquiror equal to that number of Acquiror Shares as determined in Section 1(c) hereof. The Acquiror will not issue fractional Acquiror Shares to Transferor Sharesholders. In lieu thereof, State Street Bank will aggregate all fractional Acquiror Shares and sell the resulting full Acquiror Shares on the New York Stock Exchange at the current market price for such shares for the account of each Transferor Shareholder holding fractional Acquiror Shares and each such Shareholder will receive his pro rata share of the proceeds of such share without interest upon surrender of certificates evidencing ownership of Transferor Shares. Such transactions shall take place on the date provided for in Section 1(b) hereof (the 'Exchange Date'). All computations for the Transferor and the Acquiror shall be performed by State Street Bank & Trust Company ('State Street Bank') (the 'Custodian'), as custodian and pricing agent for the Acquiror. The determination of said Custodian shall be conclusive and binding on all parties in interest.

        (ii) As of the Effective Time of the Reorganization, the Transferor will liquidate and distribute pro rata to its shareholders of record ('Transferor Shareholders') as of the Effective Time of the Reorganization the Acquiror Shares received by such Transferor pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor held by the Transferor Shareholders and the shares of the Transferor shall be cancelled. Such liquidation and distribution will be accomplished by the transfer of the Acquiror Shares then credited to the account of the Transferor on the books of the Acquiror, to open accounts on the share records of the Acquiror in the names of the Transferor Shareholders and representing the respective pro rata number of the Acquiror Shares due such shareholders. The Acquiror Shares which are distributed to each Transferor Shareholder shall be of the same share class as the shares of capital stock, par value $.01 per share, of the Transferor ('Transferor Shares') owned by such Transferor Shareholder. The Acquiror will issue separate certificates, each registered in the name of Transferor, representing the Acquiror Shares in connection with such exchange. The Transferor will then distribute the Acquiror Shares to the Transferor Shareholders by redelivering the certificates evidencing ownership of Acquiror Shares to State Street Bank as the transfer agent and registrar for the Acquiror Shares for distribution to the Transferor Shareholders on the basis of each holder's proportionate interest in the aggregate net asset value of the Common Stock of Transferor.

        (iii) As soon as practicable after the Exchange Date, the Transferor shall take all the necessary steps under Maryland law, the Transferor's Articles of Incorporation and By-laws and any other applicable law to effect a complete dissolution of the Transferor.

    (b) Exchange Date and Effective Time of the Reorganization.

        (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall be effective as of the close of regularly scheduled trading on the New York Stock Exchange (the
    'Effective Time of the Reorganization') on         , 2001, and shall be
    implemented at the Effective Time of the Reorganization or on such later date as may be agreed upon by the parties (the 'Exchange Date').

        (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

        (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, (B) the American Stock Exchange shall be closed to trading or trading thereon shall be restricted or (C) trading or the reporting of trading on the New York Stock Exchange or American Stock Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiror or the Transferor is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        (iv) On the Exchange Date, portfolio securities of the Transferor shall be transferred by the Custodian to the accounts of the Acquiror duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) Valuation.

        (i) The net asset value of the shares of the Acquiror and the net value of the assets of the Transferor to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiror Shares shall be computed by the Custodian in the manner set forth in the Acquiror's Articles of Incorporation or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiror, said assets and liabilities to be valued in the manner set forth in the Transferor's Articles of Incorporation or By-laws and then current prospectus and statement of additional information.

        (ii) The number of Acquiror Shares to be issued (including fractional shares, if any) by the Acquiror in exchange for the Transferor's assets shall be determined by an exchange ratio computed by dividing the net value of the Transferor's assets by the net asset value per share of the Acquiror, both as determined in accordance with Section 1(c)(i).

        (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiror.

    (d) The Transferor and the Acquiror shall file Articles of Transfer with the Maryland State Department of Assessment and Taxation.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

    The Acquiror represents and warrants as follows:

        (a) Organization, Existence, etc. The Acquiror is a corporation that is duly organized, validly existing and in good standing under the laws of State of Maryland and has the power to carry on its business as it is now being conducted. The Acquiror Shares are validly authorized and issued under the laws of State of Maryland. The Acquiror has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

        (b) Registration as Investment Company. The Acquiror is registered under the Investment Company Act of 1940, as amended (the 'Act') as a non-diversified closed-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c) Current Offering Documents. The current prospectus and statement of additional information of the Acquiror, dated September 17, 1993, included in the Acquiror's registration statement on Form N-2 filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the 'Securities Act') and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) Capitalization. The Acquiror is authorized to issue 100,000,000
    shares of Common Stock, par value $.001 per share, of which         shares
    were outstanding, as of March   , 2001. All of the outstanding shares of the
    Acquiror have been duly authorized and are validly issued, fully paid and nonassessable and have full voting rights. All such shares will, at the Exchange Date, be held by the shareholders of record of the Acquiror as set forth on the books and records of the Acquiror in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Transferor for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquiror shares, and the Acquiror does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiror shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquiror (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the Acquiror). All of the issued and outstanding shares of the Acquiror have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

        (e) Shares to be Issued Upon Reorganization. The Acquiror Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable and have full voting rights.

        (f) Authority Relative to this Plan. The Acquiror has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiror's Board of Directors and no other proceedings by the Acquiror other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiror is not a party to or obligated under any provision of its Articles of Incorporation or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

        (g) Liabilities. There are no liabilities of the Acquiror, whether actual or contingent and whether or not determined or determinable.

        (h) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiror, threatened which would materially adversely affect the Acquiror or the Acquiror's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, and, to the knowledge of the Acquiror, there are no regulatory investigations of the Acquiror, pending or threatened, other than routine inspections and audits.

        (i) Contracts. No default exists under any material contract or other commitment to which the Acquiror is subject.

        (j) No Approvals Required. Except for the approval of the Acquiror Shareholders referred to in Section 4(a) hereof, the Registration Statement (as defined in Section 4(a) hereof), an amendment to the Registration Statement of the Acquiror on Form N-14, certain 'blue sky' securities law filings and the approval of the Transferor's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiror of the Reorganization, except such as have been obtained as of the date hereof.

        (k) Regulated Investment Company. The Acquiror currently is, and will continue to be prior to, at and after the Exchange Date, qualified as a regulated investment company within the meaning of Section 851 of the Code.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR

    The Transferor represents and warrants as follows:

        (a) Organization, Existence, etc. The Transferor is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted. The Transferor Shares are validly authorized and issued under the laws of State of Maryland. The Transferor has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

        (b) Registration as Investment Company. The Transferor is registered under the 1940 Act as a non-diversified management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c) Current Offering Documents. The current prospectus and statement of additional information of the Transferor, dated August 26, 1988, included in the Transferor's registration statement filed on Form N-2 with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) Capitalization. The Transferor is authorized to issue 50,000,000
    shares of Common Stock, par value $.01 per share, of which         shares
    were outstanding as of March   , 2001. All of the outstanding shares of the
    Transferor have been duly authorized and are validly issued, fully paid and nonassessable and have full voting rights. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor as set forth on the books and records of the Transferor in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiror for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor shares, and the Transferor does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the Transferor). All of the Transferor's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

        (e) Financial Statements. The financial statements for the Transferor with respect to the Transferor for the fiscal year ended December 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Transferor as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

        (f) Authority Relative to this Plan. The Transferor has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor's Board of Directors and no other proceedings by the Transferor other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor is not a party to or obligated under any provision of its Articles of Incorporation or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

        (g) Liabilities. There are no liabilities of the Transferor, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor's financial statements with respect to the Transferor and liabilities incurred in the
    ordinary course of business subsequent to         , 2001 or otherwise
    previously disclosed to the Transferor.

        (h) No Material Adverse Change. Since         , 2001, there has been no
    material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value does not constitute a material adverse change).

        (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor, threatened which would materially adversely affect the Transferor or the Transferor's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, and, to the knowledge of the Transferor, there are no regulatory investigations of the Transferor, pending or threatened, other than routine inspections and audits.

        (j) Contracts. The Transferor is not subject to any contracts or other commitments (other than this Plan) which will not be terminated without liability to the Transferor as of or prior to the Effective Time of the Reorganization, except the Transfer Agency Services Agreement and related
    fee waiver with State Street Bank, dated         , 2001.

        (k) Taxes. The federal income tax returns of the Transferor and all other income tax returns required to be filed by the Transferor have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor have been paid so far as due.

        (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(b) hereof) and the approval of the Acquiror Shareholders referred to in Section 4(a) hereof and the approval of the Transferor Shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor of the Reorganization, except such as have been obtained as of the date hereof and such as may be required for the dissolution of the Transferor.

        (m) Regulated Investment Company. The Transferor currently is, and will continue to be prior to and at the Exchange Date, qualified as a regulated investment company within the meaning of Section 851 of the Code.

4. COVENANTS OF THE ACQUIROR

    The Acquiror covenants to the following:

        (a) Meeting of the Acquiror Shareholders. The Acquiror shall call and hold a meeting of the shareholders of the Acquiror for the purpose of acting upon this Plan and the transactions contemplated herein.

        (b) Registration Statement. The Acquiror shall file or has filed with the Commission a Registration Statement on Form N-14 (the 'Registration Statement') under the Securities Act relating to the Acquiror Shares issuable hereunder and the proxy statement of the Transferor relating to the meeting of the Transferor Shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the 'Regulations') and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the combined prospectus/proxy statement (the 'Prospectus') and statement of additional information (the 'Statement of Additional Information') included therein, as amended or supplemented by any amendments or supplements filed by the Acquiror, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (c) Cooperation in Effecting Reorganization. The Acquiror agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiror shall furnish such data and information relating to the Acquiror as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Shareholders in connection with the meeting of the Transferor Shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

5. COVENANTS OF THE TRANSFEROR

    The Transferor covenants to the following:

        (a) Meeting of the Transferor's Shareholders. The Transferor shall call and hold a meeting of the shareholders of the Transferor for the purpose of acting upon this Plan and the transactions contemplated herein.

        (b) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor will cooperate with the Acquiror and will furnish to the Acquiror the information relating to the Transferor required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Acquiror, insofar as they relate to the Transferor, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

        (c) Cooperation in Effecting Reorganization. The Transferor agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

        (d) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Transferor shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR

    The obligations of the Transferor with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

        (a) Approval by Transferor Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor entitled to vote on the matter ('Transferor Shareholder Approval').

        (b) Approval by Acquiror Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquiror entitled to vote on the matter ('Acquiror Shareholder Approval').

        (c) Covenants, Warranties and Representations. The Acquiror shall have complied with each of its covenants contained herein and each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein).

        (d) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the 'Regulatory Approvals').

        (e) Tax Opinion. The Transferor shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as they relate to the Transferor and the Acquiror, and to shareholders of the Transferor (the 'Tax Opinion'). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of each of the Transferor and the Acquiror will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor and the Acquiror; (ii) no gain or loss will be recognized by the Transferor or the Acquiror upon the transfer of all the assets and liabilities, if any, of the Transferor to the Acquiror solely in exchange for shares of the Acquiror or upon the distribution of the shares of the Acquiror to the holders of the shares of the Transferor solely in exchange for all of the shares of the Transferor; (iii) no gain or loss will be recognized by shareholders of the Transferor upon the exchange of shares of such Transferor solely for shares of the Acquiror; (iv) the holding period and tax basis of the shares of the Acquiror received by each holder of shares of the Transferor pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor held by the shareholder (provided the shares of the Transferor were held as a capital asset on the Exchange Date) immediately prior to the Reorganization;
    (v) the holding period and tax basis of the assets of the Transferor acquired by the Acquiror will be the same as the holding period and tax basis of those assets to the Transferor immediately prior to the Reorganization ; and (vi) the payment of cash to the Transferor Shareholders in lieu of fractional Acquiror Shares will be treated as though such fractional shares were distributed as part of the Reorganization and redeemed by the Acquiror with the result that the Transferor Shareholder will generally have capital gain or loss to the extent the cash distribution differs from such Transferor Shareholder's basis allocable to the fractional Acquiror Shares.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIROR

    The obligations of the Acquiror with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

        (a) Approval by the Acquiror Shareholders. The Acquiror Shareholder Approval shall have been obtained.

        (b) Approval by the Transferor's Shareholders. The Transferor Shareholder Approval shall have been obtained.

        (c) Covenants, Warranties and Representations. The Transferor shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein).

        (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

        (e) Tax Opinion. The Acquiror shall have received the Tax Opinion addressed to and in form and substance satisfactory to the Acquiror.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) Amendments. The parties hereto may, by agreement in writing authorized by the Board of Directors of each of the Acquiror and the Transferor amend this Plan at any time before or after approval hereof by the shareholders of the Acquiror or the shareholders of the Transferor, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) Waivers. At any time prior to the Effective Time of the Reorganization, either the Transferor or the Acquiror may by written instrument signed by it
(i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(d) and 7(d) may not be waived.

    (c) Termination by the Transferor. The Transferor may terminate this Plan with respect to the Transferor at any time prior to the Effective Time of the Reorganization by notice to the Acquiror and State Street if (i) a material condition to the performance of the Transferor hereunder or a material covenant of the Acquiror contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiror.

    (d) Termination by the Acquiror. The Acquiror may terminate this Plan with respect to the Acquiror at any time prior to the Effective Time of the Reorganization by notice to the Transferor and State Street if (i) a material condition to the performance of the Acquiror hereunder or a material covenant of the Transferor contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor.

    (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne equally by the Acquiror and the Transferor. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees; (viii) solicitation costs relating to the Reorganization;
(ix) any insurance coverage provided for the Directors of the Transferor;
(x) any payments to any service providers to the Transferor in connection with the termination of the relationship with such service provider; and (xi) any out-of-pocket post-closing costs incurred by the Transferor in connection with its dissolution or otherwise in connection with the Plan.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

   if to the Acquiror or Transferor:
    Cohen & Steers Capital Management, Inc.
    757 Third Avenue
    New York, New York 10017
   with a copy to:
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
    Attention: Sarah E. Cogan, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor and the Acquiror, notwithstanding any investigation made by either such party.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of the State of New York.

    (d) This Plan shall bind and inure to the benefit of the Transferor and the Acquiror and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

COHEN & STEERS REALTY INCOME FUND, INC.

on behalf of the Transferor

By:
    ..................................
   Name:
   Title:

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

on behalf of the Acquiror

By:
    ..................................
   Name:
   Title:

                                 Appendix 1

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                757 Third Avenue
                            New York, New York 10017

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Martin Cohen and Robert H. Steers (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York 10017 on May 15, 2001 at 9:30 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------



Mark box at right if an address change     [ ]
or comment has been noted on the reverse side of this card.

1. To consider and approve an Agreement and Plan of Reorganization between Cohen & Steers Realty Income Fund, Inc. ("Realty Income Fund") and Cohen & Steers Total Return Realty Fund, Inc. (the "Fund"), and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Realty Income Fund to the Fund in exchange for shares of the Fund (the "RFI Shares"); (b) the distribution of the RFI Shares to the Stockholders of Realty Income Fund in connection with the liquidation of Realty Income Fund; and (c) the subsequent dissolution of Realty Income Fund.

                          FOR    AGAINST    ABSTAIN

                          [ ]      [ ]        [ ]





2. Election of Director.          For the     With-
                                  Nominee     hold
            Martin Cohen
                                    [ ]        [ ]


3. To transact such other business as may properly come before the meeting.


The shares of common stock represented by the Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR proposal one and FOR the election of the nominee for Director.


                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------


Stockholder sign here                    Co-owner sign here
                     -------------------                   ---------------------




RECORD DATE SHARES:
--------------------------------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant's Articles of Incorporation, and Article VIII, Section 1, of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's Investment Adviser (the 'Adviser'), for any loss suffered by the Registrant or its Stockholders is set forth in Section 5 of the Investment Advisory Agreement.

ITEM 16. EXHIBITS.

     (1) Articles of Incorporation (filed herewith)

     (2) By-Laws (filed herewith)

     (3) [Not applicable]

     (4) Agreement and Plan of Reorganization, dated               , 2001
between Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc.*

     (5) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and Article SEVENTH, Sections (b) and (c)) and the Registrant's By-Laws (Article II and Article VI).

     (6) Investment Advisory Agreement, dated September   , 1993, between
Cohen & Steers Capital Management, Inc. and Cohen & Steers Total Return Realty Fund, Inc.*

     (7) [Not applicable]

     (8) [Not applicable]

     (9) Custodian Agreement and Transfer Agency Services Agreement*

    (10) [Not applicable]

    (11) (a) Opinion of Simpson Thacher & Bartlett*

         (b) Opinion of Venable, Baetjer and Howard LLP*

    (12) [Not applicable]

    (13) [Not applicable]

    (14) Consent of PricewaterhouseCoopers LLP (filed herewith)

    (15) [Not applicable]

    (16) [Not applicable]

    (17) [Not applicable]
-------------------

* To be filed by pre-effective amendment.

ITEM 17. UNDERTAKINGS.

    (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the '1933 Act'), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

    As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State
of New York, on the    day of March, 2001.

                                        COHEN & STEERS TOTAL RETURN REALTY FUND,
                                        INC.
                                        Registrant

                                        By:     /s/ ROBERT H. STEERS
                                            ....................................
                                                     ROBERT H. STEERS
                                                         PRESIDENT

    As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                                    II-2


                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as ............... 'D'